December 31, 1998

ANNUAL
REPORT

Calvert Tax-Free Reserves

Contents

President's Letter
1

Portfolio
Manager Remarks
2

Report of Independent
Accountants
8

Statement of
Net Assets
9

Statements
of Operations
26

Statements of
Changes in Net Assets
27

Notes to
Financial Statements
30

Financial Highlights
34

[Picture of Barbara Krumsiek, no caption]

Dear Shareholders:
Investors' risk tolerance was tested in 1998. Global financial turmoil contributed to a high level of market volatility. By the end of the third quarter, most equity investors were looking at negative results for the year-to-date. The fourth quarter brought fast relief, however, with stock market indices bouncing back to provide investors with a fourth consecutive year of double digit gains. Price appreciation was an integral component of bond returns, as yields generally declined throughout the year.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term U.S. Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the year ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

January 19, 1999

[Picture of Tom Dailey. Caption: Tom Dailey is a member of the CAMCO portfolio management team.]

[sidebar] Calvert Tax-Free Reserves Money Market Portfolio seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

[sidebar]
Fund
Information

asset allocation
tax-exempt
money market

NASDAQ symbol
CTMXX

CUSIP number
131620-10-6

Calvert Tax-Free Reserves
Money Market Portfolio

How would you describe market conditions during 1998?

The domestic economy continued to hum along, led by strong consumer spending. Other factors contributing to this remarkable expansion included low interest rates, low unemployment and continued subdued inflation.

The ripple effects from the Asian financial crisis have adversely affected markets worldwide. These events created a flight to quality into the U.S. Treasury market, driving yields to their lowest levels since the 1960's.

The Federal Reserve's last move to hike rates and slow the pace of economic growth was in March 1997, when they increased their target for the federal funds rate, a key overnight bank lending rate, by one quarter of a percent. Through September 1998, the Fed maintained a neutral monetary policy on the assumption the Asian crisis would act as a sufficient drag on the U.S. economy. But late in the third quarter, the possibility of a global economic meltdown and liquidity crisis prompted the Fed to quickly lower this key rate. Between September and November, the Fed made three separate one quarter percent reductions, bringing the federal funds rate from 5.50% to 4.75%.

These actions helped to calm turbulent markets and signaled the Fed would not allow the U.S. economy to falter. Global economic problems are far from over, however. Japan remains mired in a depression, and it is not clear whether Southeast Asia will rebound anytime soon. Moreover, several of the United States' prominent trading partners--Canada, Brazil and Mexico--are all experiencing economic woes.

How did the Portfolio perform?

The Money Market Portfolio's return for the year ending December 31, 1998 was 3.22%. This was above the 2.92% return for the average tax-exempt money market fund tracked by Lipper.

What factors contributed to performance?

The very high level of market volatility caused many investors to seek the safe haven of money market securities. Anticipating the overall increase in demand and the corresponding decline in yields, we took steps to lengthen the Portfolio's average maturity whenever technical factors supported a short-term spike in rates. Supply and demand conditions have an enormous impact on rates in the tax-free money market.

Our first opportunity to exploit seasonal supply and demand conditions came in April, when tax season outflows cause supply to outstrip demand. This puts upward pressure on rates. We kept the Portfolio very liquid going into this season so we would be well positioned to meet investor redemptions and reinvest in longer term securities at lower prices.

The second opportunity came during June and July, when municipalities flood the market with new issues of one-year notes. In 1998, however, the supply of new note issuance was reduced by two factors. First, municipalities have seen tax revenues rise and, therefore, do not need to issue as much debt. Second, many of these notes were converted into even shorter term debt known as variable rate demand notes. Therefore, we acted quickly to buy one-year notes before rates dropped below attractive levels.

What's your outlook ?

We expect global financial markets to remain volatile in 1999. Even though the Federal Reserve appears to be on hold at the moment, they remain vigilant in assessing economic and market events. Rates could trend lower still. Thus, we will continue to look for opportunities to maintain a slightly longer average maturity (in order to enhance yield) while preserving liquidity (so we can react quickly to changing market conditions).

January 19, 1999

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio
statistics

weighted
average maturity
12.31.98     61 days
12.31.97     50 days

credit quality
distribution

as of 12.31.98

First Tier 95%
Second Tier 5%

All securities in Calvert Group money market funds are eligible securities under rule 2a-7 of the Investment Company Act of 1940. First Tier Securities are eligible securities rated in the highest rating category for short-term debt obligations by at least two of the Nationally Recognized Statistical Ratings Organizations. Second Tier Securities are eligible securities not in the First Tier.

COMPARATIVE MONTH-END YIELDS
                                    IBC's General
                       CTFR      Purpose Tax-Free
               Money Market          Money Market
                    Class O              Averages
12.31.98              2.92%                 2.73%
11.30.98              2.91%                 2.68%
10.31.98              3.04%                 2.77%
9.30.98               3.13%                 2.93%
8.31.98               3.04%                 2.82%
7.31.98               3.08%                 2.86%
6.30.98               3.27%                 3.02%

class O
average annual
total return

as of 12.31.98

1 year                3.22%
5 year                3.35%
10 year               3.97%
inception             4.76%
(3.04.81)

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Performance information represents Class O shares. The value of an investment in Class I shares would be different.
Sources: IBC's Money Fund Report, IBC Financial Data Inc. and Lipper Analytical Services Inc.

[Picture of Emmett Long. Caption: Emmett Long is a member of the CAMCO portfolio management team.]

[sidebars]
Calvert Tax-Free Reserves Limited-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund
Information

asset allocation
short-term
tax-exempt bonds

NASDAQ symbol
CTFLX

CUSIP number
131620-20-5

COMPARATIVE INVESTMENT PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS

                     CTFR          Lipper Short             Lehman
             Limited-Term        Municipal Debt     Municipal Bond
                Portfolio         Funds Average           Index TR
6 month             2.04%                 2.46%              3.07%
1 year              3.87%                 4.44%              5.84%
3 year              3.96%                 4.27%              6.47%
5 year              3.91%                 4.11%              6.10%

Investment performance does not reflect the deduction of any front-end sales charge.
TR represents total return. Source: Lipper Analytical Services, Inc.

Calvert Tax-Free Reserves Limited-Term Portfolio

How did the Portfolio perform relative to its peer group?

Our one-year return was 3.87%, compared to a 4.44% return for the average short-term municipal fund tracked by Lipper. Historically, this Portfolio has underperformed in up markets and outperformed in down ones. This is a function of our mandated short maturity. Prices of short-term securities are not as sensitive to changes in interest rates. When rates decline, which was the trend this year, short-term securities do not appreciate as much as long-term securities.

What was your approach?

Throughout the period we kept the Portfolio's average maturity near its target range of one year. This was significantly shorter than other funds in our Lipper category, whose average maturity tends to be closer to three years.

We continued to seek securities that offered the highest tax-free yields consistent with a high degree of price stability. We looked to identify and capitalize on undervalued sectors of the market, and we participated in a number of new note issues that provided an opportunity to enhance the Portfolio's liquidity. A more liquid position gives us greater flexibility to invest in higher yielding securities should they become available.

What is your outlook?

While there should be an adequate supply of quality issues to meet the Portfolio's needs, one of the greatest challenges we will face in 1999 will be to find the kind of issues that have added value over the years. Interest rates have the potential to fall even further, depending on consumers' willingness to continue spending as exports continue to decline. If spending slows enough it could force the Federal Reserve to cut interest rates.

January 19, 1999

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio
statistics

monthly
dividend yield
12.31.98              3.58%
12.31.97              3.71%

30 day SEC yield
12.31.98              3.07%
12.31.97              3.54%

weighted
average maturity
12.31.98           283 days
12.31.97           327 days

effective duration
12.31.98           253 days
12.31.97           295 days

credit quality
distribution

as of 12.31.98

AAA                     11%
AA                      11%
A                       15%
BBB                     32%
cash equivalents        31%

average annual
total return

as of 12.31.98
1 year                2.82%
5 year                3.70%
10 year               4.75%
inception             6.01%
(3.04.81)

GROWTH OF A HYPOTHETICAL$10,000 INVESTMENT
Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 1.00%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

Three-line graph here showing growth from 12.31.98 to 12.98
CTFR Limited-Term Portfolio                            $15,903
Lehman Municipal Bond Fund Index TR                    $21,893
Lipper Short Municipal Debt Funds Average              $16,513

[Picture of Emmett Long. Caption: Emmett Long is a member of the CAMCO portfolio management team.]

[sidebar]
Calvert Tax-Free Reserves Long-Term Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund
Information

asset allocation
long-term
tax-exempt bonds

NASDAQ symbol
CTTLX

CUSIP number
131620-30-4

COMPARATIVE INVESTMENT PERFORMANCE
AVERAGE ANNUAL TOTAL RETURN

                     CTFR        Lipper General             Lehman
                Long-Term        Municipal Debt     Municipal Bond
                Portfolio         Funds Average           Index TR
6 month             3.20%                 3.00%              3.07%
1 year              5.01%                 5.33%              5.84%
3 year              5.41%                 5.90%              6.47%
5 year              5.74%                 5.43%              6.10%

Investment performance does not reflect the deduction of any front-end sales charge.
TR represents total return. Source: Lipper Analytical Services, Inc.

Calvert Tax-Free Reserves
Long-Term Portfolio

Would you comment on the Portfolio's performance and your strategy?

The Portfolio gained 5.01% for the year, compared to an advance of 5.33% for the average similar fund tracked by Lipper. We outperformed our benchmark during the second half of the year, but underperformed in the first half. In the second half of the year, we extended the Portfolio's maturity relative to our peers and increased our position in non-callable bonds. These moves helped to turn results around but could not completely close the gap.

Non-callables commanded premium prices late in the second quarter and throughout the third quarter. In addition, crossover buyers invaded the municipal market to take advantage of municipals' extreme spreads to Treasuries. These buyers were willing to pay a premium for bonds with good structure. This further drove up prices for the non-callables.

How will the Portfolio be managed going forward?

We expect the Portfolio will maintain an above-average maturity, relative to our historical range. We will also be evaluating spreads on new and secondary market issues in order to identify specific sectors that are undervalued. Relative value trading has the potential to enhance returns in 1999.

What's your outlook?

There is the potential to see new lows on the Treasuries in 1999, depending on whether consumers continue to spend at robust levels even as exports continue to decline. If spending slows enough, it could force the Federal Reserve to cut interest rates again. There is a low probability that commodity inflation will be a factor in 1999. At this point, the Portfolio will remain long relative to its duration benchmark. We will continue to monitor conditions and will revise our forecast and strategy as events warrant.

January 19, 1999

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio
statistics

monthly
dividend yield
12.31.98              4.58%
12.31.97              4.66%

30 day SEC yield
12.31.98              4.10%
12.31.97              4.17%

weighted
average maturity
12.31.98           16 years
12.31.97           16 years

effective duration
12.31.98         8.75 years
12.31.97         7.35 years

credit quality
distribution

as of 12.31.98
AAA                     44%
AA                      22%
A                       14%
BBB                      4%
cash equivalents        16%


average annual
total return

as of 12.31.98
1 year                1.15%
5 year                4.94%
10 year               6.94%
inception             7.96%
(8.23.83)

GROWTH OF A HYPOTHETICAL$10,000 INVESTMENT

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. Source: Lipper Analytical Services, Inc.

Three-line graph here showing growth from 12.31.98 to 12.98
CTFR Long-Term Portfolio                               $19,563
Lehman Municipal Bond Fund Index TR                    $21,893
Lipper General Municipal Debt Funds Average            $20,449

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Calvert Tax-Free Reserves:

In our opinion, the accompanying statements of net assets and the related statements of operations, statements of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Tax-Free Reserves Money Market, Limited-Term, and Long-Term Portfolios (three portfolios comprising Calvert Tax-Free Reserves, hereafter referred to as the "Funds"), at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 1999

MONEY MARKET PORTFOLIO
STATEMENT OF NET ASSETS
DECEMBER 31, 1998

                                                 Principal
Municipal Obligations - 98.3%                       Amount            Value
Alabama - 3.2%
Athens IDA Revenue VRDN, 5.60%, 6/1/05,
     LOC: Tokai Bank, Ltd.                      $3,500,000       $3,500,000
Birmingham Airport Authority Revenue Municipal Trust Receipts,
     4.15%, 7/1/26, BPA: Societe Generale,
     MBIA Insured                                8,000,000        8,000,000
Calhoun County Economic Development Council Revenue
     VRDN, 4.35%, 3/1/18, LOC: FNB Boston        4,000,000        4,000,000
Haleyville IDA Revenue VRDN, 4.25%, 11/1/04,
     LOC: Columbus Bank & Trust                  1,550,000        1,550,000
Mobile Spring Hill Medical Clinic Revenue VRDN,
     4.10%, 2/1/11, LOC: Amsouth Bank            3,425,000        3,425,000
Montgomery IDA Revenue VRDN,
     4.50%, 9/1/04, LOC: Southtrust Bank         2,650,000        2,650,000
     4.25%, 3/1/23, LOC: Southtrust Bank         3,190,000        3,190,000
Northpoint MFH Revenue VRDN,
     4.25%, 9/3/15, LOC: Amsouth Bank            2,115,000        2,115,000
     4.10%, 7/1/18, LOC: Amsouth Bank            5,595,000        5,595,000
State IDA Revenue VRDN, 4.25%, 11/1/14,
     LOC: Southtrust Bank, AL                    6,495,000        6,495,000
State MFH Revenue VRDN,
     4.10%, 12/1/03, LOC: Amsouth Bank           3,230,000        3,230,000
     4.255%, 9/1/20, LOC:
     Southtrust Bank, AL                         3,045,000        3,045,000
     Series A, 4.10%, 4/1/14, LOC:
     Southtrust Bank, AL                           785,000          785,000
Wynlakes Government Utility Authority Revenue VRDN,
     4.50%, 5/1/06, LOC: Amsouth Bank            4,000,000        4,000,000

Arizona - 1.4%
Apache County IDA Revenue VRDN, 4.15%, 12/15/18,
     LOC: Bank of New York                       4,600,000        4,600,000
Pinal County IDA Revenue VRDN, 5.50%, 12/1/05,
     LOC: Industrial Bank of Japan              10,000,000       10,000,000
Prescott IDA Revenue VRDN, 4.05%, 12/1/14,
     GA: Household Finance Corp.                 8,100,000        8,100,000

Arkansas - 1.5%
Arkadelphia IDA Revenue VRDN, 4.20%, 4/1/11,
     LOC: Den Danske Bank                        4,000,000        4,000,000
North Little Rock Baptist Health Facilities Revenue VRDN,
     4.10%, 12/1/21, BPA: Credit
     Suisse, MBIA Insured                       20,700,000       20,700,000

California - 15.3%
Community College Financing Authority VRDN,
     3.95%, 9/30/99, BPA: Bank of
     New York, FSA Insured                      33,775,000       33,775,000
Fresno MFH Revenue VRDN, 5.50%, 5/1/15,
     LOC: Tokai Bank, Ltd.                       8,612,000        8,612,000
Inland Valley Development Agency Tax Allocation VRDN,
     3.75%, 3/1/27, LOC: Sumitomo
     Trust & Banking                            34,485,000       34,485,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
California - (Cont'd)
Los Angeles County Tax and Revenue Anticipation Notes,
     Series A, 4.50%, 6/30/99                   $5,000,000       $5,019,706
Orange County Apartment Development Revenue VRDN,
     6.50%, 11/1/08, LOC: Tokai Bank, Ltd.       6,300,000        6,300,000
San Francisco City and County MFH Revenue VRDN,
     Series A, 5.00%, 12/1/05, LOC: Bank One     6,000,000        6,000,000
San Francisco City and County MFH Revenue VRDN,
     Series B, 5.00%, 12/1/05, LOC: Bank One     6,400,000        6,400,000
State Floating Rate Receipts, 4.00%,
     6/30/99, FGIC Insured                      31,860,000       31,999,844
State Floating Rate Receipts, 5.00%, 8/1/15,
     BPA: Societe Generale, FGIC Insured           600,000          600,000
State School Cash Reserve Program Authority Notes,
     Series A, 4.50%, 7/2/99,
     AMBAC Insured                              61,175,000       61,415,889
State Transportation Finance Authority Revenue VRDN,
     3.95%, 10/01/27                             9,000,000        9,000,000
Statewide Community Development Authority Revenue VRDN,
     3.95%, 9/30/99, BPA: Bank of
     New York, FSA Insured                      16,500,000       16,500,000
Watereuse Financing Authority Revenue VRDN, 4.05%, 5/01/28,
     BPA: Credit Suisse, FSA Insured            26,000,000       26,000,000

Colorado - 2.2%
Boulder County MFH Revenue VRDN, 4.35%, 12/25/31,
     LOC: Chase Manhattan                        2,814,000        2,814,000
City and County of Denver MFH Revenue VRDN, 3.90%, 12/15/14,
     C/LOC: Den Danske Bank,
     LOC: Credit Lyonnais                        8,500,000        8,500,000
Fort Collins MFH Revenue VRDN, 4.35%, 11/25/30,
     LOC: Texas Commerce Bank                    3,950,000        3,950,000
Jefferson County School District Tax Anticipation Notes,
     4.00%, 6/30/99                             15,000,000       15,061,584
Lakewood IDA Revenue VRDN, 4.50%, 8/1/07,
     LOC: West One Bank                          2,070,000        2,070,000
Pitkin County IDA Revenue VRDN, 5.15%, 4/1/16,
     LOC: FNB Chicago                            2,500,000        2,500,000

Connecticut - 0.1%
State Development Authority Revenue VRDN,
     3.10%, 6/1/08, LOC: Barclays Bank, Plc.       950,500          950,500
State Health and Education Facilities Authority Revenue
     VRDN, 3.10%, 2/1/09, LOC:
     Barclays Bank, Plc.                         1,120,000        1,120,000

District of Columbia - 3.4%
D.C. MFH Revenue VRDN, 5.50%, 12/1/05,
     LOC: Sumitomo Bank, Ltd.                   10,390,000       10,390,000
D.C. Municipal Trust Receipts,
     4.30%, 6/1/03, LOC: Credit Suisse,
     FSA Insured                                 5,300,000        5,300,000
     4.30%, 7/27/03, LOC: Credit Suisse,
     AMBAC Insured                              10,900,000       10,900,000
     4.30%, 6/1/05, LOC: Credit Suisse,
     MBIA Insured                                7,710,000        7,710,000
Tax and Revenue Anticipation GO Notes, 3.75%, 9/30/99,
     LOC: Canadian Imperial Bank                20,000,000       20,094,293

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Florida - 6.4%
Broward County MFH Revenue VRDN, 6.00%, 12/1/10,
     LOC: Fuji Bank Ltd.                        $8,500,000      $ 8,500,000
Capital Projects Financial Authority Revenue VRDN,
     3.75%, 6/1/28, BPA: Credit Suisse,
     FSA Insured                                10,000,000       10,000,000
     Series A, 4.00%, 8/1/17, BPA:
     Credit Suisse, FSA Insured                 20,920,000       20,920,000
Duval County MFH Revenue VRDN,
     4.45%, 6/1/07, LOC: Household
     Financial Corp.                             2,250,000        2,250,000
4.45%, 7/1/25, LOC: Household Financial Corp.    4,350,000        4,350,000
 Orange County Health Facilities Authority Revenue VRDN,
     4.25%., 3/27/06, LOC: Credit Suisse,
     MBIA Insured                                2,600,000        2,600,000
     4.25%., 10/1/06, LOC: Credit Suisse,
     MBIA Insured                                6,880,000        6,880,000
     4.25%., 10/1/08, LOC: Credit Suisse,
     MBIA Insured                                4,000,000        4,000,000
Palm Beach County Education Facilities Authority Revenue
     VRDN, 3.55%, 11/01/18, LOC:
     First Union Bank                            4,000,000        4,000,000
Palm Beach County IDA Revenue VRDN, 4.90%, 4/1/99,
     IA: Escrowed Treasury Bills                 8,865,000        8,865,000
Pinellas County Health Facilities Authority Revenue VRDN,
     4.05%, 11/1/15, LOC: First Union Bank       3,830,000        3,830,000
State Housing Finance Agency Revenue VRDN,
     3.85%, 4/1/99, SURBD: Continental
     Casualty Co.                                7,500,000        7,500,000
     4.10%, 7/1/23, C/LOC: Commerze Bank, AG,
     LOC: Heller Financial                       8,800,000        8,800,000
Sunrise Utilities Systems Revenue VRDN, 4.20%, 10/1/15,
     TOA: Citibank, AMBAC Insured                7,000,000        7,000,000
Volusia County MFH Revenue VRDN, 4.375%, 9/1/05,
     LOC: Amsouth Bank                           3,830,000        3,830,000

Georgia - 1.4%
Athens MFH Revenue VRDN, 4.375%, 8/1/05,
     C/LOC: FNB Chicago, LOC:
     First Bank, NA                              2,000,000        2,000,000
Columbus Downtown Development Authority Revenue VRDN,
     4.25%, 8/1/15, LOC: Columbus
     Bank & Trust                                7,725,000        7,725,000
Franklin County Industrial Building Authority Revenue VRDN,
     4.35%, 1/1/07, LOC: Comerica Bank           2,560,000        2,560,000
Jackson County IDA Revenue VRDN,
     4.50%, 12/1/24, LOC: Barclays Bank, Plc.    2,505,000        2,505,000
State Residential Financial Authority Revenue VRDN, Series A,
     3.60%, 3/1/99, TOA: Citibank                3,565,000        3,565,000
State Residential Financial Authority Revenue VRDN, Series A,
     3.60%, 12/1/20, TOA: Citibank               3,570,000        3,570,000

Hawaii - 1.6%
Hawaii State Revenue VRDN, 4.20%, 4/1/05, TOA: Citibank,
     MBIA Insured                               24,000,000       24,000,000
State Department Budget and Finance VRDN, 4.85%, 12/1/21,
     LOC: Union Bank of California               1,400,000        1,400,000

Idaho - 1.9%
State Tax Anticipation Notes, 4.50%, 6/30/99    30,000,000       30,128,473

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Illinois - 6.5%
Arlington Heights MFH Revenue VRDN, 4.95%, 5/1/24,
     LOC: Heller Financial                      $4,230,000       $4,230,000
Chicago Municipal Trust Receipts VRDN, 4.25%, 1/1/18,
     LOC: Credit Suisse, AMBAC Insured           2,900,000        2,900,000
Elgin IDA Revenue VRDN, 3.90%, 9/1/16,
     LOC: LaSalle Bank                           4,400,000        4,400,000
Fulton IDA Revenue VRDN, 4.20%, 4/1/12,
     LOC: Firstar Bank, Milwaukee                2,500,000        2,500,000
Galesburg Knox College Project Revenue
     VRDN, 4.00%, 3/1/31,
     LOC: LaSalle Bank                           4,000,000        4,000,000
Rockford Economic Development Revenue
     VRDN, 3.80%, 12/1/10,
     LOC: Banque Paribas                         2,270,000        2,270,000
State Development Financial Authority
     Revenue VRDN, 4.15%,
     9/1/26, LOC: Firstar Bank, Milwaukee        2,182,500        2,182,500
State Educational Facilities Authority
     Revenue VRDN, 4.00%, 4/1/32, LOC:
     Bank of America                            25,700,000       25,700,000
State Health Facilities Authority Revenue VRDN,
     5.15%, 08/15/25, BPA: Northern
     Trust Company                               5,600,000        5,600,000
     4.10%, 04/1/33 LOC: American
     Nat'l Bank & Trust                          5,300,000        5,300,000
State Housing Development Authority
     Revenue VRDN, 5.20%
     2/1/24, LOC: Sumitomo Bank, Ltd.            2,175,000        2,175,000
State IDA Revenue VRDN, Series B,
     4.05%, 1/1/10, LOC: National City Bank      2,225,000        2,225,000
State Toll Highway Authority Securities
     Trust Certificate Revenue VRDN, 3.65%,
     2/03/99, FSA Insured                       38,700,000       38,700,000
Winnebago County IDA Revenue VRDN,
     5.5025%, 12/1/06,
     LOC: Bank of Nova Scotia                    2,280,000        2,280,000

Indiana - 2.9%
Frankfort Economic IDA Revenue VRDN, 4.85%, 1/1/23,
     LOC: Dai-Ichi Kangyo Bank                   5,400,000        5,400,000
Indiana Bond Bank Advanced Funding Progress Notes,
     4.00%, 01/20/99, LOC: Lasalle Bank         32,000,000       32,010,778
Indianapolis MFH Revenue VRDN, 4.10%, 12/20/33,
     LOC: National City Bank                     4,500,000        4,500,000
South Bend MFH Revenue VRDN, 4.30%, 10/1/09,
     LOC: FHLB                                   4,420,000        4,420,000

Iowa - 0.1%
Davenport IDA Revenue VRDN, 5.5025%, 12/1/06,
     LOC: Bank of Nova Scotia                    1,600,000        1,600,000

Kansas - 0.7%
Kansas City MFH Revenue VRDN, 4.35%, 6/1/15,
     LOC: Huntington National Bank               6,555,000        6,555,000
State MFH Revenue VRDN, 4.35%, 12/25/30,
     LOC: Texas Commerce Bank                    4,000,000        4,000,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Kentucky - 1.2%
Carroll County Solid Waste IDA Revenue
     VRDN, 4.50%, 5/1/27, LOC: Banco
     Bilbao Vizcaya                             $5,951,000      $ 5,951,000
Glasgow IRB Revenue VRDN, 5.425%, 6/1/20,
     LOC: Bank of Tokyo-Mitsubishi, Ltd.         4,100,000        4,100,000
Hancock County IDA Revenue VRDN, 4.35%, 6/1/12,
     LOC: Chase Manhattan                        4,670,000        4,670,000
Hopkinsville IDA Revenue VRDN, 5.35%, 4/1/04,
     LOC: Dai-Ichi Kangyo Bank                   3,000,000        3,000,000
State Financial IDA Revenue VRDN, Series B, 4.00%, 2/1/08,
     LOC: National City Bank                     1,000,000        1,000,000

Louisiana - 4.0%
Caddo-Bossier Parishes Port Revenue VRDN, 4.65%, 1/1/28,
     LOC: First Commercial Bank                  4,000,000        4,000,000
New Orleans Levee District Revenue VRDN, 5.80%, 10/1/17,
     LOC: Fuji Bank, Ltd.                       24,155,000       24,155,000
New Orleans Morgan Keegan Trust Receipts,
     4.20%, 6/1/06, BPA: National Westminster
     Bank, FGIC Insured                         33,275,000       33,275,000
State Public Facilities Authority Revenue VRDN, 4.20%, 12/1/14,
     LOC: Regions Bank                           2,775,000        2,775,000

Massachusetts - 0.4%
Hudson IDA Revenue VRDN, 4.375%, 10/1/13,
     LOC: FNB Boston                             1,025,000        1,025,000
State Industrial Finance Authority Revenue VRDN,
     4.125%, 11/3/99, LOC: FNB Boston              775,000          775,000
     4.375%, 8/1/14, LOC: FNB Boston             4,500,000        4,500,000

Michigan - 1.6%
Sault Sainte Marie Tribe Building Revenue VRDN,
     Series A, 3.65%, 6/1/03, LOC: First of
     America Bank, MI                            5,090,000        5,090,000
State Hospital Authority Municipal Securities
     Trust Certificates Revenue VRDN, 3.60%,
     2/17/99, FSA Insured                       11,970,000       11,970,000
State Strategic Fund Economic Development
     LO Revenue VRDN, 5.15%, 6/15/10, LOC:
     Canadian Imperial Bank                      1,100,000        1,100,000
State Strategic Fund Economic Development
     Revenue VRDN, 5.20%, 9/1/08, LOC:
     Dai-Ichi Kangyo Bank                        6,800,000        6,800,000

Minnesota - 0.8%
Cottage Grove Pollution Control Board Revenue VRDN,
     4.05%, 8/1/12                               1,100,000        1,100,000
Minneapolis Community Development Agency
     Revenue VRDN, 5.25%, 2/1/12, LOC:
     Sumitomo Bank, Ltd.                        11,555,000       11,555,000

Mississippi - 0.7%
Mississippi Business Financial Corp. IDA Revenue VRDN,
     4.40%, 1/1/06, LOC: National
     Bank of Canada                              3,675,000        3,675,000
     4.50%, 6/1/07, LOC: Deposit Guaranty        1,900,000        1,900,000
Tupelo MFH Revenue Bonds, 4.00%,
     4/7/99, IA: AIG                             6,000,000        6,000,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Missouri - 0.4%
St. Louis IDA Revenue VRDN, 4.80%, 1/1/21,
     LOC: Banca Nazionale Del Lavoro            $2,100,000       $2,100,000
State IDA Revenue VRDN,
     4.375%, 3/1/01, LOC: FNB Boston               755,000          755,000
     4.45%, 9/1/08, LOC: Morgan
     Guaranty Trust                              4,000,000        4,000,000

Nebraska - 0.2%
State IDA Revenue VRDN, 5.2%, 12/1/04,
     LOC: Sanwa Bank, Ltd.                       4,000,000        4,000,000

New Jersey - 0.4%
State Economic Development Authority Revenue VRDN,
     5.00%, 12/1/15, LOC: Asahi Bank, Ltd.       6,405,000        6,405,000

New Mexico - 1.7%
State Tax and Revenue Anticipation Notes,
     4.25%, 6/30/99                             27,000,000       27,083,544

New York - 3.0%
Long Island Power Authority Eagle Trust Revenue VRDN, 3.20%,
     5/13/99, BPA: Citibank, FSA Insured        12,870,000       12,870,000
Long Island Power Authority Electric Revenue
     VRDN, 4.05%, 12/1/14, BPA: Bank of America,
     FSA Insured                                21,750,000       21,750,000
State Metro Transportation Authority Facilities
     Revenue VRDN, 5.25%, 7/1/24, BPA: Commerze
     Bank, AG, AMBAC Insured                     3,000,000        3,000,000
State Throughway Authority Municipal Trust
     Receipts, 4.10%, 1/1/25, BPA: Societe Generale,
     FGIC Insured                               10,165,000       10,165,000

Nevada - 0.5%
Clark County Special Facility Airport Revenue VRDN,
     4.50%, 12/01/21, LOC: Bayerishe Landesbank
     Girozentrale                                7,535,000        7,535,000

Ohio - 0.9%
Cleveland Public Power Facilities Trust Revenue Bonds,
     4.30%, 11/15/18, BPA: Commerze Bank,
     AG, MBIA Insured                            5,000,000        5,000,000
Hamilton County Municipal Securities Trust Certificate Revenue
     VRDN, 4.20%, 6/1/06, MBIA Insured          10,000,000       10,000,000

Oklahoma - 1.0%
Cleveland MFH Revenue VRDN, 4.00%, 4/1/20,
     SURBD: Continental Casualty Co.             5,930,000        5,930,000
State Housing Finance Authority Revenue VRDN, 4.75%,
     12/1/05, C/LOC: Binghampton
     Savings Bank                                5,900,000        5,900,000
Tulsa IDA Revenue VRDN, Series A, 3.40%, 11/1/14,
     LOC: St. John's Medical Ctr.                5,000,000        5,000,000

Oregon - 1.3%
Deschutes County Administrative School District No. 1 Revenue VRDN,
     4.20%, 12/1/03, TOA: Citibank,
     FGIC Insured                                4,505,000        4,505,000
     4.20%, 12/1/04, TOA: Citibank,
     FGIC Insured                                4,885,000        4,885,000
     4.20%, 12/1/05, TOA: Citibank,
     FGIC Insured                                5,285,000        5,285,000
     4.20%, 12/1/06, TOA: Citibank,
     FGIC Insured                                5,655,000        5,655,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Pennsylvania - 4.1%
Berks County IDA Revenue VRDN,
     4.10%, 7/1/25, LOC: First Union            $1,285,000       $1,285,000
     4.10%, 9/1/25, LOC: First Union             1,200,000        1,200,000
Chester County IDA Revenue VRDN, 4.10%, 4/1/17,
     LOC: First Union                            3,210,000        3,210,000
Delaware County Authority Revenue VRDN, 4.05%, 7/1/14,
     LOC: PNC Bank NA                            8,500,000        8,500,000
Montgomery County IDA Revenue VRDN, 4.05%, 12/1/13,
     LOC: PNC Bank, NA                             150,000          150,000
Philadelphia MFH Redevelopment Authority Revenue
     VRDN, 4.40%, 12/1/09, LOC:
     Marine Midland Bank                         2,950,000        2,950,000
Philadelphia Tax and Revenue Anticipation Notes, Series A,
     4.25%, 6/30/99                             38,150,000       38,261,494
Temple University Higher Education Revenue VRDN, Series B,
     4.50%, 5/14/99                              9,000,000        9,023,677
West Cornwall Township Municipal Authority Revenue VRDN,
     4.15%, 3/1/16, LOC: First Union             1,780,000        1,780,000

Puerto Rico - 0.0%
Electric Power Authority GO VRDN, 3.95%, 7/1/22,
     BPA: Societe Generale                         100,000          100,000
Infrastructure Financing Authority Revenue VRDN, 3.80%, 07/01/28,
     BPA: Merrill Lynch, AMBAC Insured             400,000          400,000
South Carolina - 1.8%
Dorchester County IDA Revenue VRDN, 4.40%, 10/1/24,
     LOC: Bayerische Vereinsbank                 5,100,000        5,100,000
Orangeburg Metal Leve IDA Revenue
     VRDN, 4.375%, 6/1/08                        4,350,000        4,350,000
State Housing Finance and Development Authority Revenue VRDN,
     4.10%, 7/1/07, SURBD:
     Continental Casualty Co.                    6,000,000        6,000,000
State Public Service Authority Revenue VRDN, 4.10%, 1/1/25,
     BPA: Bayerische Hypobank,
     FGIC Insured                               13,800,000       13,800,000

Tennessee - 2.9%
Coffee County IDA Revenue VRDN,
     5.25%, 12/1/01, LOC: Asahi Bank             9,000,000        9,000,000
     4.55%, 5/1/12, LOC: Barnett Bank
     of South Florida                            5,060,000        5,060,000
Sevier County Public Building Authority Revenue VRDN,
     4.05%, 6/1/05, BPA: KredietBank,
     AMBAC Insured                               7,000,000        7,000,000
     4.05%, 6/1/14, BPA: Landesbank
     Hessen-TH, AMBAC Insured                    3,000,000        3,000,000
     4.05%, 6/1/18, BPA: Landesbank
     Hessen-TH, AMBAC Insured                    7,000,000        7,000,000
     4.05%, 6/1/19, BPA: Landesbank
     Hessen-TH, AMBAC Insured                   10,000,000       10,000,000
Shelby County Health Educational and Housing Facilities Board
     Revenue VRDN, 4.20%, 7/1/22,
     LOC: NationsBank                            5,000,000        5,000,000

Texas - 7.1%
Angelina and Neches Solid Waste Revenue VRDN
     Series B, 5.15%, 5/1/14, LOC:
     Credit Suisse                               3,400,000        3,400,000
     Series D, 5.15%, 5/1/14, LOC:
     Credit Suisse                               7,000,000        7,000,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Texas - (Cont'd)
Austin Utilities Municipal Securities Trust Certificate Revenue
     VRDN, 3.68%, 2/10/99, MBIA Insured        $23,265,000      $23,265,000
Cleburne IDA Revenue VRDN, 4.40%, 2/1/04,
     LOC: National City Bank                     1,875,000        1,875,000
Grand Prairie IDA Revenue VRDN, 3.60%, 12/1/06,
     LOC: PNC Bank, N.A.                         1,000,000        1,000,000
Harris County IDA Revenue VRDN,
     5.45%, 8/1/01, LOC: Sakura Bank, Ltd.       1,200,000        1,200,000
Tax and Revenue Anticipation Notes,
     4.50%, 8/31/99                             75,000,000       75,519,070

Utah - 0.5%
Provo City MFH Revenue VRDN, 5.95%, 12/15/10,
     LOC: Dai-Ichi Kangyo Bank                   4,330,000        4,330,000
University of Utah Revenue VRDN, 3.60%, 12/1/15,
     LOC: First Security Bank                    4,185,000        4,185,000

Vermont - 0.1%
State Educational and Health Building Financing Agency Revenue
     VRDN, 4.00%, 6/30/05, LOC: FNB Boston         660,000          660,000
State Marble Industries IDA Revenue VRDN,
     4.125%, 12/1/04                               370,000          370,000

Washington - 0.9%
Grant County Public Utilities VRDN, 4.50%, 10/1/11,
     LOC: Southtrust Bank, AL                    4,000,000        4,000,000
State Public Power Supply System Revenue VRDN,
     3.95%, 7/1/17                              10,000,000       10,000,000

West Virginia - 0.3%
Harris County IDA Revenue VRDN, 4.05%, 6/1/14,
     LOC: Societe Generale                       4,140,000        4,140,000

Wisconsin - 1.0%
Eau Claire IDA Revenue VRDN, 4.20%, 5/1/07,
     LOC: Firstar Bank, Milwaukee                3,345,000        3,345,000
Germantown IDA Revenue VRDN, 4.20%, 5/1/17,
     LOC: Firstar Bank, Milwaukee                1,900,000        1,900,000
Grafton IDA Revenue VRDN, 4.35%, 12/1/17,
     LOC: Firstar Bank, Milwaukee                2,900,000        2,900,000
State Health & Educational Facilities Authority
     Revenue VRDN, 4.15%, 11/01/23, LOC: Firstar
     Bank Milwaukee                              8,200,000        8,200,000

Wyoming - 1.6%
State General Fund Tax and Revenue Anticipation Notes,
     4.00%, 6/25/99                             25,000,000       25,049,722

Other - 11.3%
ABN Amro Chicago Corp. LeaseTOPS Trust Certificates,
     4.18%, 10/4/00, BPA: Lasalle Bank          14,160,078       14,160,078
ABN Amro Chicago Corp. Municipal LeaseTOPS Trust Certificates,
     4.23%, 3/1/10, MBIA Insured                17,585,000       17,585,000

     Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Other - (Cont'd)
Capital Realty Investors Tax Exempt Certificates
     Revenue VRDN, 4.28%, 12/1/04, BPA:
     UBS, AG                                   $23,865,000      $23,865,000
     Series 96-2, 4.28%, 2/1/04, BPA:
     UBS, AG                                    48,955,000       48,955,000
Lehman Brothers Pooled Trust Recipts VRDN,
     4.40%, 7/1/12, BPA: Bank of America,
     LOC: Industrial Bank of Japan               7,000,000        7,000,000
Morgan Keegan Trust Receipts,
     4.30%, 4/1/99, IA:
     Escrowed/Treasury Bills                     4,950,000        4,950,000
     4.15%, 4/6/99, IA:
     Escrowed/Treasury Bills                     6,955,000        6,955,000
Pitney Bowes Corporation Lease TOPS Trust
     Certificates, 4.23%, 10/10/01, BPA:
     Pitney Bowes Credit, AMBAC Insured         23,112,062       23,112,062
Puttable Floating Option Tax Exempt Receipts,
     4.25%, 10/1/30, BPA: Societe Generale,
     AMBAC Insured                              33,905,000       33,905,000

         TOTAL INVESTMENTS
         (Cost$1,575,410,214) - 98.3%                         1,575,410,214
         Other assets and liabilities, net - 1.7%                26,878,315
         Net Assets - 100.0%                                 $1,602,288,529

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
         Class O: 1,355,203,424 shares outstanding           $1,355,091,076
         Institutional Class: 246,940,916 shares outstanding    246,938,093
Undistributed net investment income                                 259,360

         Net Assets                                          $1,602,288,529

Net Asset Value Per Share
Class O (based on net assets of$1,355,321,661)                        $1.00
Institutional Class (based on net assets of$246,966,868)              $1.00

See notes to financial statements.

LIMITED-TERM PORTFOLIO
STATEMENT OF NET ASSETS
DECEMBER 31, 1998

                                                 Principal
Municipal Obligations - 97.7%                       Amount            Value
Arizona - 2.6%
Educational Loan Marketing Corporation Revenue
     Bonds, 6.55%, 3/1/99                      $11,920,000      $11,981,865
Glendale County IDA Revenue Bonds, 4.10%,
     12/1/14, LOC: Dresdner Bank                 2,300,000        2,300,000

Arkansas - 2.0%
North Little Rock Baptist Health Facilities Revenue
     VRDN, 4.10%, 12/01/21, BPA Credit
     Suisse, MBIA Insured                       11,000,000       11,000,000

California - 3.5%
Health Facilities Financing - Downey Community
     Hospital Revenue Bonds, 4.75%, 5/15/99      2,220,000        2,233,320
San Bernardino Public Safety Authority Revenue
     Bonds, 4.60%, 5/1/99                        2,800,000        2,815,148
State Public Works Board Lease Revenue Bonds,
     Series C, 4.75%, 9/1/99                    13,960,000       14,129,056

Colorado - 2.5%
Boulder County MFH Revenue VRDN, 4.35%,
     12/25/31, LOC: Chase Manhattan              5,000,000        5,000,000
Denver City & County Airport Revenue VRDN,
     7.00%, 11/15/99                             2,000,000        2,060,560
Fort Collins MFH Revenue VRDN, 4.35%, 12/25/31,
     LOC: Chase Manhattan                        6,509,000        6,509,000

Connecticut - 0.4%
State Recovery Authority Revenue Bond,
     5.60%, 11/15/99                             1,945,000        1,989,502

Florida - 1.5%
Orange County Housing Financial Authority Revenue
     VRDN, 3.50%, 8/1/08, LOC: NationsBank         150,000          150,000
Palm Beach Housing Finance Authority Revenue
     VRDN, 5.037%, 3/1/22, INSUR:
     Fireman's Insurance Co.                     4,820,000        4,820,000
Miami Dade County School Board Corp., 5.00%,
     8/1/01, FSA Insured                         3,000,000        3,101,880
Volusia County MFH Revenue VRDN, 4.375%,
     9/1/05, LOC: Amsouth Bank                     170,000          170,000

Georgia - 0.2%
Tri-City Hospital Authority Revenue Bonds,
     5.25%, 7/1/99                               1,000,000        1,007,970

Guam - 0.3%
Guam Government GO Bonds, Series A, 5.75%,
     8/15/99                                     1,885,000        1,913,954

Hawaii - 1.6%
State Department Budget & Finance, 4.85%, 12/1/21,
     LOC: Union Bank of California               8,600,000        8,600,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Illinois - 4.5%
Chicago Park District GO Bonds, 5.5%,
     01/01/99, FGIC Insured                     $2,000,000       $2,000,000
Fulton IDA Revenue VRDN, 4.20%, 4/1/12,
     LOC: Firstar Bank Milwaukee                 5,000,000        5,000,000
Housing Development Authority Mortgage
     Revenue Bonds, 3.85%, 2/1/99                3,725,000        3,725,000
State Educational Facilities Authority Revenue
     Bonds, 4.75%, 9/1/00                        1,770,000        1,799,400
State IDA Revenue VRDN, 4.41%, 9/2/05,
     LOC: American National Bank & Trust         2,000,000        2,000,000
State Sales Tax Revenue Bonds, Series Q,
     5.10%, 6/15/99                             10,000,000       10,095,400

Indiana - 1.5%
Shelbyville Economic Development Revenue
     VRDN, 5.20%, 9/1/06, LOC: Industrial
     Bank of Japan                               8,000,000        8,000,000

Kentucky - 1.0%
Hopkinsville IDA Revenue VRDN, 5.35%, 4/1/04,
     LOC: Dai - Ichi Kangyo Bank                 5,500,000        5,500,000

Louisiana - 0.3%
St. Tammany Parish Hospital Services Revenue
     Bonds, 5.00%, 07/1/99                       1,760,000        1,775,506

Maine - 0.5%
Finance Authority MFH Revenue Variable Rate
     Notes, 5.25%, 9/1/18, LOC: Sakura Bank      2,935,000        2,935,000

Maryland - 3.5%
Baltimore (The Zamoiski Company Project),
     6.061%, 12/1/09                             7,370,588        7,370,588
Montgomery County Economic Development
     Bonds, 5.25%, 11/1/09, LOC: FNB
     of Maryland                                   850,000          851,845
State and Local GO Bonds, 5.00%, 3/1/00          8,000,000        8,169,520
State Health and Higher Education Facilities
     Authority Revenue Bonds, 5.50%, 7/1/99      2,855,000        2,890,859

Massachusetts - 1.2%
Housing Finance Agency MFH Revenue Bonds,
     Series A, 5.10%, 6/1/99, AMBAC Insured        520,000          522,574
Municipal Wholesale Electric Power Company
     Revenue Bonds, Series B, 6.25%, 7/1/99      6,025,000        6,118,147

Michigan - 2.1%
State Hospital Finance Authority Pontiac Osteopathic
     Revenue Bonds, 5.10%, 2/1/99                1,000,000        1,001,390
State Housing Development Authority LO
     Revenue Bonds, 5.00%, 10/1/11               1,000,000        1,001,460
State Housing Development Authority Revenue
     Bonds, 6.00%, 10/1/11,
     (Escrowed in U.S. Treasury Obligations)       275,000          276,678
State Strategic LO Revenue VRDN, 5.25%,
     11/1/09, LOC: Tokai Bank Ltd.               9,000,000        9,000,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Minnesota - 2.5%
Edina MFH Vernon Terrace Revenue VRDN,
     5.00%, 7/1/25                              $6,340,000       $6,391,734
St. Paul Port Authority Revenue VRDN,
     4.40%, 7/1/12                               7,165,000        7,167,938

Mississippi - 0.2%
Higher Education Student Loan Revenue Bonds,
     6.05%, 1/1/99                               1,000,000        1,000,000

Missouri - 1.1%
Saint Louis IDA Revenue VRDN, 4.65%, 1/1/21,
     LOC: Banca Naz Del Lavoro                   5,900,000        5,900,000

Nebraska - 0.5%
University of Nebraska Facilities Corp. Revenue
     Bonds, 4.25%, 7/15/00                       2,525,000        2,557,219

Nevada - 0.6%
Henderson Public Improvement Trust
     Revenue VRDN, 4.18%, 4/1/07                 3,300,000        3,300,000

New Hampshire - 1.0%
Business Finance Authority Industrial Facility
     Revenue VRDN, 4.20%, 12/1/17                5,500,000        5,500,000
Higher Education & Health Revenue Bonds,
     7.50%, 12/1/00, FGIC Insured                   90,000           90,280

New Jersey - 0.9%
New Jersey State Turnpike Authority
     Revenue Bonds, 5.60%, 1/1/00                5,000,000        5,114,200

New York - 24.2%
Dormitory Authority Revenue Bonds,
     Series B, 5.00%, 2/15/00                    3,460,000        3,525,325
     5.00%, 2/15/01                              3,865,000        3,970,051
Long Island Power Authority Revenue Bonds,
     4.25%, 4/1/01                              25,670,000       25,976,500
Municipal Assistance Corporation for the City
     of New York, Series I, 5.00%, 7/1/99       15,000,000       15,154,500
Nassau County Unlimited GO Bonds,
     5.125%, 3/1/00, AMBAC Insured               4,330,000        4,425,433
     Series V, 5.125%, 3/1/99, AMBAC
     Insured                                     3,800,000        3,813,338
New York City GO Bonds,
     5.25%, 8/01/99                              2,900,000        2,936,876
     5.00%, 8/01/01                              2,000,000        2,064,340
     Series F, 4.25%, 8/1/00                     9,005,000        9,113,060
Port Authority New York and New Jersey, Special Obligation
     Revenue Bonds, 6.25%, 10/1/99               2,700,000        2,752,596
State COPs Revenue Bonds,
     4.60%, 2/1/99                              12,710,000       12,726,015
     4.75%, 2/1/00                              13,915,000       14,133,883
     4.75%, 2/1/01                              13,635,000       13,934,561
     4.00%, 3/1/01                               5,830,000        5,869,994
     4.25%, 9/1/01                               8,465,000        8,577,500

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
New York - (Cont'd)
State Thruway Authority Highway and Bridge
     Revenue Bonds, Series A, 4.75%, 4/1/00,
     AMBAC Insured                              $3,675,000       $3,742,253

Ohio - 1.6%
Lorraine County Hospital Revenue Bonds,
     5.00%, 9/1/99                               2,000,000        2,026,340
Marion County Hospital Revenue Bonds,
     5.25%, 5/15/99                              1,175,000        1,183,895
Piqua Ohio IDA Revenue VRDN, 4.75%,
     10/1/11, LOC: Sanwa Bank Ltd.               5,800,000        5,800,000

Pennsylvania - 2.2%
Northeastern Hospital Authority Revenue VRDN, 7.65%,
     7/1/10, (Prerefunded 7/1/99 @ 102)          3,590,000        3,740,565
Philadelphia Airport Revenue Bonds,
     5.25%, 6/15/99, FGIC Insured                1,750,000        1,767,238
     5.25%, 6/15/00, FGIC Insured                3,690,000        3,780,737
Philadelphia Hospitals & Higher Education
     Revenue Bonds, 5.35%, 7/1/99                1,335,000        1,349,325
Philadelphia Municipal Authority, Philadelphia
     Gas Works Equipment COPs, Asset Guaranty
     Insured, 5.95%, 4/1/99                      1,600,000        1,611,056

Puerto Rico - 5.4%
Commonwealth GO Bonds, 5.50%, 7/1/99            10,200,000       10,325,664
Commonwealth Highway and Transportation Authority
     Revenue Bonds, 4.25%, 7/1/00               12,490,000       12,642,128
     Revenue Bonds, 4.25%, 7/1/10                6,750,000        6,750,000

South Carolina - 1.9%
Georgetown County Pollution Control Revenue VRDN,
     4.30%, 9/1/01, GA: International Paper      7,000,000        7,000,000
State Education Assistance Revenue Bonds,
     4.75%, 9/1/01                               3,375,000        3,452,828

South Dakota - 0.2%
Housing Development Authority, Home Ownership Mortgage
     Revenue Bonds, Series A, 4.60%, 5/1/99      1,000,000        1,002,500

Tennessee - 0.9%
Knox County Hospital Facility Revenue Bonds,
     7.00%, 1/1/15, MBIA Insured                 4,450,000        4,705,912

Texas - 8.0%
Brazos River Authority Revenue Bonds,
     4.15%, 6/1/30                              36,000,000       36,099,360
Harris County Housing Finance Revenue VRDN,
     4.80%, 6/1/30, LOC: Heller Financial        4,000,000        4,000,000
Harris County IDA Revenue VRDN,
     5.20%, 8/1/01 LOC: Bank of Tokyo,
     Mitsubishi                                  3,300,000        3,300,000
     5.45%, 8/1/01, LOC: Sakura bank               300,000          300,000

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Vermont - 4.6%
Student Assistance Corp. Promissory Notes,
     6.50%, 6/15/00, AMBAC Insured              $2,000,000       $2,080,300
     4.10%, 12/15/00                            10,855,000       10,927,077
     4.55%, 12/15/00                            11,830,000       11,952,559

Virgin Islands - 0.2%
Public Finance Authority Revenue Bonds,
     5.00%, 10/1/00                              1,000,000        1,020,750

Virginia - 1.0%
Henrico County IDA Revenue VRDN, 4.35%, 10/1/00,
     LOC: Tokai Bank Ltd.                          200,000          200,000
Public School Authority Revenue Bonds,
     Series I, 4.25%, 8/1/99                     5,520,000        5,561,510

Washington - 2.8%
Public Power Supply Revenue Bonds, Series A,
     4.50%, 7/1/99                               1,935,000        1,948,816
     4.75%, 7/1/99                              10,000,000       10,083,700
     7.30%, 7/1/00                               3,000,000        3,162,360

Other - 8.7%
Fort Mojave Indian Tribe of Arizona, California and Nevada Public
     Facilities Combined LO and Revenue Bonds Adjustable Rate
     and Tender Series A of 1993,
     11.50%,12/1/18                              3,880,180        3,880,180
Lehman Brothers. Pooled Trust Receipts,
     4.40%, 7/1/12                               3,000,000        3,000,000
Morgan Keegan Trust Receipts,
     4.30%, 4/1/99                               6,935,000        6,935,000
     4.15%, 4/6/99                                 810,000          810,000
Puttable Floating Option Tax Exempt Receipts,
     4.30%, 7/1/28, BPA: Socoete Generale       32,895,000       32,895,000

         TOTAL INVESTMENTS
              (Cost$532,315,718) - 97.7%                        534,848,018
         Other assets in excess of liabilities, net - 2.3%
12,364,062
         Net Assets - 100.0%                                   $547,212,080

Net Assets Consist of:
Paid-in capital applicable to 51,073,163 shares of beneficial interest,
     unlimited number of no par value shares authorized:       $544,571,670
Undistributed net investment income                                  87,202
Accumulated net realized gain (loss) on investments                  20,908
Net unrealized appreciation (depreciation) on investments         2,532,300

         Net Assets                                            $547,212,080

         Net Asset Value Per Share                                   $10.71

LONG-TERM PORTFOLIO
STATEMENT OF NET ASSETS
DECEMBER 31, 1998

                                                 Principal
Municipal Obligations - 103.7%                      Amount            Value
Alaska - 2.0%
Anchorage GO Bonds, 6.00%, 10/1/14,
     FGIC Insured                               $1,000,000       $1,149,730

Arizona - 7.8%
Maricopa County School District 69 GO Bonds,
     6.25%, 7/1/14, FSA Insured                  2,000,000        2,354,340
Tucson GO Bonds, 5.50%, 7/1/18                   2,000,000        2,161,440

California - 2.0%
Los Angeles Unified School District GO Bonds, Series A,
     6.00%, 7/1/15, FGIC Insured                 1,000,000        1,144,970

Colorado - 5.5%
Central City MFH Revenue Bonds, 3.55%, 12/25/30,
     LOC: Texas Commerce                         3,194,000        3,194,000

Florida - 10.0%
Dade County GO Bonds, 7.75%, 10/1/18,
     AMBAC Insured                               2,000,000        2,719,620
Dade County IDA Revenue Bonds,
     8.00%, 6/1/22                               1,800,000        1,980,000
Flagler County Special Assessment Revenue Bonds,
     7.20%, 7/1/14                               1,000,000        1,091,770

Illinois - 4.7%
Housing Development Authority Revenue VRDN, 5.20%, 2/1/24,
     LOC: Sumitomo Bank Ltd.                     2,700,000        2,700,000

Louisiana - 3.2%
State Public Facility Authority MFH Revenue Bonds, Series A.
     7.00%, 6/1/24                               1,670,000        1,860,380

Maryland - 5.7%
Dorchester General Hospital Revenue Bonds,
     Series B, 8.50%, 4/1/14                     2,100,000        2,391,459
State Community Development Authority Mortgage
     Revenue Bonds, 7.70%, 4/1/15                  845,000          872,919

Massachusetts - 11.2%
Bay Transportation Authority Revenue Bonds,
     5.50%, 3/1/15, MBIA Insured                 2,500,000        2,721,000
State Unlimited Tax GO Bonds, 5.25%,
     08/1/18                                     2,000,000        2,098,780
State Water Resource Authority Revenue Bonds,
     5.50%, 8/1/15, FSA Insured                  1,500,000        1,634,190

Michigan - 3.8%
State Hospital Finance Authority Revenue
     Bonds, 7.00%, 11/1/21                       1,000,000        1,107,470
State Trunk Line Revenue Bonds, Series
     A, 5.50%, 11/1/18                           1,000,000        1,077,090

                                                 Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Missouri - 2.3%
Saint Louis lDA Revenue VRDN, 4.65%, 1/1/21,
     LOC: Banca Naz Del Lavoro                  $1,300,000       $1,300,000

New York - 8.1%
New York and New Jersey Port Authority,
     Consolidated Revenue Bonds,
     6.125%, 6/1/2094                            2,500,000        2,914,025
State Dorm Authority Revenue Bonds, 5.50%,
     7/1/17, MBIA Insured                        1,600,000        1,735,280

North Carolina - 1.7%
Community Health Care Facilities Revenue
     Bonds, 4.75%, 06/1/21                       1,000,000          945,860

Ohio - 3.4%
State Turnpike Commission Revenue Bonds, 5.50%, 2/15/26,
     FGIC Insured                                1,800,000        1,955,016

Puerto Rico - 12.7%
Commonwealth Highway and Transportation Authority Revenue Bonds,
     6.25%, 7/1/14, MBIA Insured                 2,000,000        2,371,500
     4.75%, 7/1/38                               3,000,000        2,841,750
Puerto Rico Electric Power Authority Revenue
     Bonds, 5.25%, 7/1/13, MBIA Insured          2,000,000        2,103,040

Rhode Island - 1.1%
Port Authority & Economic Development
     Corporation Airport Revenue Bonds,
     7.00%, 7/1/14, FSA Insured                    500,000          624,010

Texas - 6.4%
Harris County MFH Revenue VRDN, 4.80%, 6/1/30,
     LOC: Heller Financial                       1,500,000        1,500,000
Tarrant County Health Facilities Development
     Corp. Revenue Bonds, 5.75%,
     2/15/15, MBIA Insured                       2,000,000        2,211,220

Vermont - 1.7%
Education & Health Buildings Financing
     Agency Revenue VRDN, 4.00%, 6/1/05,
     LOC: First National Bank of Boston          1,000,000        1,000,000

Virginia - 5.9%
Fairfax County Water Authority Revenue
     Bonds, 5.00%, 4/1/21                        1,500,000        1,519,665
Henrico County IDA Revenue VRDN, 4.35%,
     10/1/2000, LOC: Tokai Bank Ltd.             1,900,000        1,900,000

Washington - 4.5%
Central Puget Sound Regional Transportation
     Authority Revenue Bonds, 5.25%,
     2/1/21, FGIC Insured                        2,500,000        2,606,450

         TOTAL INVESTMENTS (Cost$57,565,384) - 103.7%59,786,974
         Other assets and liabilities, net - (3.7%)             (2,109,527)
         Net Assets - 100.0%                                    $57,677,447

Net Assets Consist of:                                                Value
Paid-in capital applicable to 3,430,945 shares of beneficial interest,
unlimited number of no par value shares authorized:             $55,207,364
Undistributed net investment income                                   4,706
Accumulated net realized gain (loss) on investments                 243,787
Net unrealized appreciation (depreciation) on investments         2,221,590

         Net Assets                                             $57,677,447

         Net Asset Value Per Share                                   $16.81

Explanation of Guarantees:
BPA: Bond-Purchase Agreement
IA: Investment Agreement
LOC: Letter of Credit
C/LOC: Collateralized LOC
GA: Guaranty Agreement
SURBD: Surety Bond
GIC: Guaranteed Investment Contract
TOA: Tender Option Agreement

Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.
IRB: Industrial Building Authority
COP: Certificates of Participation
LO: Limited Obligation
FGIC: Financial Guaranty Insurance Company
MBIA: Municipal Bond Insurance Association
GO: General Obligation
MFH: Multi-Family Housing
IDA: Industrial Development Authority
VRDN: Variable Rate Demand Notes

Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

See notes to financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                                              Money Market     Limited-Term
Net Investment Income                            Portfolio        Portfolio
Investment Income
     Interest income                           $60,002,016      $22,427,303

Expenses
     Investment advisory fee                     3,109,517        3,048,758
     Transfer agency fees and expenses           1,966,625          232,673
     Distribution Plan expenses:
         Class A                                        --               --
     Trustees' fees and expenses                   169,091           57,879
     Administrative fees
         Class O                                 3,644,196              ---
         Institutional Class                        85,699              ---
         Class A                                        --           41,317
     Custodian fees                                141,952           56,505
     Registration fees                             107,124           56,228
     Reports to shareholders                       286,001           74,825
     Professional fees                              52,476           17,843
     Miscellaneous                                  86,647           33,125
         Total expenses                          9,649,328        3,619,153
         Fees paid indirectly                    (199,565)         (65,597)
              Net expenses                       9,449,763        3,553,556

         Net Investment Income                  50,552,253       18,873,747

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on securities             203,276          190,601
Net realized gain (loss) on futures                     --               --
                                                   203,276          190,601

Change in unrealized appreciation or depreciation       --          614,093

         Net Realized and Unrealized
         Gain (Loss) on Investments                203,276          804,694

         Increase (Decrease) in Net Assets
         Resulting from Operations             $50,755,529      $19,678,441

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                                                 Long-Term
Net Investment Income                            Portfolio
Investment Income
     Interest income                            $2,999,414

Expenses
     Investment advisory fee                       331,988
     Transfer agency fees and expenses              33,072
     Distribution Plan expenses:
         Class A                                    49,798
     Trustees' fees and expenses                     6,418
     Administrative fees
         Class O                                        --
         Institutional Class                            --
         Class A                                     4,476
     Custodian fees                                 14,209
     Registration fees                              26,330
     Reports to shareholders                         9,677
     Professional fees                               1,998
     Miscellaneous                                   1,406
         Total expenses                            481,521
         Fees paid indirectly                     (14,905)
              Net expenses                         466,616

         Net Investment Income                   2,532,798

Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on securities           1,726,365
Net realized gain (loss) on futures              (117,625)
                                                 1,608,740

Change in unrealized appreciation
     or depreciation                           (1,389,917)

         Net Realized and Unrealized
         Gain (Loss) on Investments                218,823

         Increase (Decrease) in Net Assets
         Resulting from Operations              $2,751,621

See notes to financial statements.

MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                     $50,552,253      $52,453,937
     Net realized gain (loss)                      203,276           28,848

         Increase (Decrease) in Net Assets
         Resulting from Operations              50,755,529       52,482,785

Distributions to shareholders from
     Net investment income:
         Class O shares                       (44,484,980)     (50,409,548)
         Institutional Class shares            (6,074,676)      (2,109,318)
     Net realized gain on investments:
         Class O shares                                 --         (27,838)
         Institutional Class shares                     --          (1,010)
     Total distributions                      (50,559,656)     (52,547,714)

Capital share transactions
     Shares sold:
         Class O shares                      1,893,035,372    3,040,009,059
         Institutional Class shares          2,253,311,523      767,943,597
     Reinvestment of distributions:
         Class O shares                         43,565,798       48,300,641
         Institutional Class shares              3,808,687          989,318
     Shares redeemed:
         Class O shares                    (1,986,801,809)  (3,233,630,004)
         Institutional Class shares        (2,061,263,513)    (751,001,884)
     Total capital share transactions          145,656,058    (127,389,273)

Total Increase (Decrease) in Net Assets        145,851,931    (127,454,202)

Net Assets
Beginning of year                            1,456,436,598    1,583,890,800
End of year (including undistributed net
     investment income of$259,360 and
     $63,487, respectively)                 $1,602,288,529   $1,456,436,598

Capital Share Activity
Shares sold:
     Class O shares                          1,893,035,372    3,040,009,059
     Institutional Class shares              2,253,311,523      767,943,597
Reinvestment of distributions:
     Class O shares                             43,565,798       48,300,641
     Institutional Class shares                  3,808,687          989,318
Shares redeemed:
     Class O shares                        (1,986,801,809)  (3,233,630,004)
     Institutional Class shares            (2,061,263,513)    (751,001,884)
Total capital share activity                   145,656,058    (127,389,273)

See notes to financial statements.

LIMITED-TERM PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                     $18,873,747      $20,835,586
     Net realized gain (loss)                      190,601          159,810
     Change in unrealized appreciation
     or depreciation                               614,093          205,433

         Increase (Decrease) in Net Assets
         Resulting from Operations              19,678,441       21,200,829

Distributions to shareholders from
     Net investment income                    (18,875,335)     (20,821,712)
     Net realized gain (loss) on investments      (73,203)               --
     Total distributions                      (18,948,538)     (20,821,712)

Capital share transactions
     Shares sold                               321,420,461      286,871,063
     Reinvestment of distributions:             15,624,101       16,952,842
     Shares redeemed                         (280,742,089)    (326,364,971)
         Total capital share transactions       56,302,473     (22,541,066)

Total Increase (Decrease) in Net Assets         57,032,376     (22,161,949)

Net Assets
Beginning of year                              490,179,704      512,341,653
End of year (including undistributed
     net investment income of$87,202 and
     $135,049, respectively)                  $547,212,080     $490,179,704

Capital Share Activity
Shares sold                                     30,000,403       26,812,094
Reinvestment of distributions                    1,460,415        1,586,656
Shares redeemed                               (26,196,065)     (30,512,482)
     Total capital share activity                5,264,753      (2,113,732)

See notes to financial statements.

LONG-TERM PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                      $2,532,798       $2,645,626
     Net realized gain (loss)                    1,608,740          549,837
     Change in unrealized appreciation
     or depreciation                           (1,389,917)          942,620

         Increase (Decrease) in Net Assets
         Resulting from Operations               2,751,621        4,138,083

Distributions to shareholders from
     Net investment income                     (2,569,096)      (2,660,919)
     Net realized gain on investments          (1,694,387)         (61,075)
     Total distributions                       (4,263,483)      (2,721,994)

Capital share transactions
     Shares sold                                15,227,311        5,996,763
     Reinvestment of distributions               3,601,187        2,235,768
     Shares redeemed                          (10,604,794)     (11,628,213)
     Total capital share transactions            8,223,704      (3,395,682)

Total Increase (Decrease) in Net Assets          6,711,842      (1,979,593)

Net Assets
Beginning of year                               50,965,605       52,945,198
End of year (including undistributed net
     Investment income of$4,706 and
     $53,416, respectively)                    $57,677,447      $50,965,605

Capital Share Activity
Shares sold                                        884,903          356,893
Reinvestment of distributions                      211,682          132,740
Shares redeemed                                  (615,866)        (688,631)
     Total capital share activity                  480,719        (198,998)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies
General: Calvert Tax-Free Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of five separate portfolios, three of which are reported herein; Money Market, Limited-Term and Long-Term. The operations of each portfolio are accounted for separately. Each Portfolio offers shares of beneficial interest. Money Market Class O and Institutional Class shares are sold without a sales charge. Shares of Limited-Term and Long-Term are sold with a maximum front-end sales charge of 1.00% and 3.75%, respectively.

On July 29, 1997, all outstanding Class MMP shares were converted automatically into Class O shares of the Money Market Portfolio. This transaction was a non-taxable exchange. On August 1, 1997, Class MMP changed its name and was converted to the Institutional Class, with a lower expected expense ratio and a minimum initial investment of$1,000,000.

Security Valuation: Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities (including options) listed or traded on a national securities exchange are valued at the last reported sale price. All securities for Money Market are valued at amortized cost which approximates market. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Options: Long-Term may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: Long-Term may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly for Money Market; dividends from net investment income are declared and paid monthly for Limited-Term and Long-Term. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

                                   First              Next             Over
                            $500 Million      $500 Million       $1 Billion
Money Market                        .25%              .20%             .15%
Limited-Term                        .60%              .50%             .40%
Long-Term                           .60%              .50%             .40%

Under the terms of the agreement, $428,285, $320,184, and $37,426 were payable at year end for Money Market, Limited-Term and Long-Term, respectively.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O and Institutional Class of Money Market pay annual rates of .26% and .05%, respectively, based on their average daily net assets. The remaining portfolios of the Fund pay monthly an annual fee, of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $318,487, $3,340 and $354 were payable at year end for Money Market, Limited-Term and Long-Term, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Long-Term, allow the Portfolio to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .35% on Long-Term.

The Distributor paid $129,017 in addition to the commissions charged on sales of Limited-Term, and paid $4,778 in addition to the commissions charged on sales of Long-Term. Under the terms of the agreement, $4,449 was payable at year end for Long-Term.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $1,065,802, $41,620 and $4,465 for the year ended December 31, 1998 for Money Market, Limited-Term and Long-Term, respectively. Under the terms of the agreement, $88,101, $3,561, and $387 were payable at year end for Money Market, Limited-Term and Long-Term, respectively.

National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of$20,500 plus up to$1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were:

                            Limited-Term         Long-Term
Purchases                   $153,933,885       $36,430,643
Sales                        165,320,251        37,637,561

Money Market held only short-term investments.

The cost of investments owned at December 31, 1998 was substantially the same for federal income tax and financial reporting purposes for each Portfolio. The following table presents the components of net unrealized appreciation (depreciation) as of December 31, 1998:

                            Money Market      Limited-Term        Long-Term
Unrealized appreciation               --        $2,532,300       $2,295,381
Unrealized depreciation               --                --           73,791
     Net                              --        $2,532,300       $2,221,590


As a cash management practice, Portfolios may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D -- Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of$50 million ($25 million committed and$25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with Ameritas Mutual Insurance Holding Company to form Ameritas Acacia Mutual Holding Company.

Tax Information (unaudited)
The Fund designates$181,013,$73,203,$1,571,909 as capital gain dividends paid for Money Market , Limited-Term, and Long-Term, respectively, during the fiscal year ended December 31, 1998.

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
Class O Shares                      1998              1997             1996
Net asset value, beginning         $1.00             $1.00            $1.00
Income from investment operations
     Net investment income          .032              .033             .033
Distributions from
     Net investment income        (.032)            (.033)           (.033)
Net asset value, ending            $1.00             $1.00            $1.00

Total return*                      3.22%             3.38%            3.33%
Ratios to average net assets:
     Net investment income         3.17%             3.32%            3.28%
     Total expenses +               .65%              .65%             .65%
     Net expenses                   .64%              .64%             .64%
Net assets, ending
     (in thousands)           $1,355,322        $1,405,350       $1,550,731
Number of shares outstanding,
     ending (in thousands)     1,355,203         1,405,404        1,550,724


                                      Years Ended
                            December 31,      December 31,
Class O Shares                      1995              1994
Net asset value, beginning         $1.00             $1.00
Income from investment operations
     Net investment income          .040              .028
Distributions from
     Net investment income        (.040)            (.028)
Net asset value, ending            $1.00             $1.00

Total return*                      4.02%             2.81%
Ratios to average net assets:
     Net investment income         3.93%             2.75%
     Total expenses +               .62%                --
     Net expenses                   .61%              .62%
Net assets, ending
     (in thousands)           $1,740,839        $1,344,595
Number of shares outstanding,
     ending (in thousands)     1,740,948         1,344,668

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

                                      Years Ended
                            December 31,      December 31,
Institutional Class/MMP             1998              1997
Net asset value, beginning         $1.00             $1.00
Income from investment operations
     Net investment income          .035              .031
Distributions from
     Net investment income        (.035)            (.031)
Net asset value, ending            $1.00             $1.00

Total return                       3.58%             3.12%
Ratios to average net assets:
     Net investment income         3.54%             3.37%
     Total expenses +               .30%              .63%
     Net expenses                   .29%              .62%
     Expenses reimbursed              --            (.04%)
Net assets, ending
     (in thousands)             $246,967           $51,087
Number of shares outstanding,
     ending (in thousands)       246,941            51,084


                                    Periods Ended
                            December 31,      December 31,
Institutional Class/MMP++           1996             1995^
Net asset value, beginning         $1.00             $1.00
Income from investment operations
     Net investment income          .030              .008
Distributions from
     Net investment income        (.030)            (.008)
Net asset value, ending            $1.00             $1.00

Total return                       2.68%              .79%
Ratios to average net assets:
     Net investment income         2.65%          3.19%(a)
     Total expenses +              1.29%          1.35%(a)
     Net expenses                  1.28%          1.34%(a)
Net assets, ending
     (in thousands)              $33,160           $41,736
Number of shares outstanding,
     ending (in thousands)        33,153            41,732

LIMITED-TERM PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
                                    1998              1997             1996
Net asset value, beginning        $10.70            $10.69           $10.72
Income from investment operations
    Net investment income            .40               .42              .44
    Net realized and unrealized
    gain (loss)                      .01               .01            (.03)
       Total from investment
       operations                    .41               .43              .41
Distributions from
    Net investment income          (.40)             (.42)            (.44)
Total increase (decrease)
    in net asset value               .01               .01            (.03)
Net asset value, ending           $10.71            $10.70           $10.69

Total return*                      3.87%             4.07%            3.94%
Ratios to average net assets:
    Net investment income          3.70%             3.91%            4.12%
    Total expenses +                .71%              .70%             .71%
    Net expenses                    .70%              .69%             .70%
Portfolio turnover                   45%               52%              45%
Net assets, ending
    (in thousands)              $547,212          $490,180         $512,342
Number of shares outstanding,
    ending (in thousands)         51,073            45,808           47,922


                                     Years Ended
                            December 31,      December 31,
                                    1995              1994
Net asset value, beginning        $10.59            $10.72
Income from investment operations
    Net investment income            .45               .39
    Net realized and unrealized
    gain (loss)                      .13             (.13)
        Total from investment
        operations                   .58               .26
Distributions from
    Net investment income          (.45)             (.39)
Total increase (decrease) in
    net asset value                  .13             (.13)
Net asset value, ending           $10.72            $10.59

Total return*                      5.55%             2.42%
Ratios to average net assets:
    Net investment income          4.21%             3.60%
    Total expenses +                .71%                --
    Net expenses                    .70%              .66%
Portfolio turnover                   33%               27%
Net assets, ending
    (in thousands)              $457,707          $544,822
Number of shares outstanding,
    ending (in thousands)         42,690            51,424

LONG-TERM PORTFOLIO
FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
                                    1998              1997             1996
Net asset value, beginning        $17.28            $16.81           $17.31
Income from investment operations
    Net investment income            .78               .87              .93
    Net realized and unrealized
    gain (loss)                      .06               .50            (.46)
        Total from investment
        operations                   .84              1.37              .47
Distributions from
    Net investment income          (.80)             (.87)            (.95)
    Net realized gains             (.51)             (.03)            (.02)
        Total distributions       (1.31)             (.90)            (.97)
Total increase (decrease) in
    net asset value                (.47)               .47            (.50)
Net asset value, ending           $16.81            $17.28           $16.81

Total return *                     5.01%             8.41%            2.89%
Ratios to average net assets:
    Net investment income          4.58%             5.16%            5.50%
    Total expenses +                .87%              .87%             .89%
    Net expenses                    .84%              .85%             .86%
Portfolio turnover                   72%               41%              41%
Net assets, ending
    (in thousands)               $57,677           $50,966          $52,945
Number of shares outstanding,
    ending (in thousands)          3,431             2,950            3,149

                                      Years Ended
                            December 31,      December 31,
                                    1995              1994
Net asset value, beginning        $15.83            $17.15
Income from investment operations
    Net investment income            .95               .93
    Net realized and unrealized
    gain (loss)                     1.53            (1.33)
        Total from investments      2.48             (.40)
Distributions from
    Net investment income          (.91)             (.92)
    Net realized gains             (.09)                --
        Total distributions       (1.00)             (.92)
Total increase (decrease) in
    net asset value                 1.48            (1.32)
Net asset value, ending           $17.31            $15.83

Total return *                    16.05%           (2.30%)
Ratios to average net assets:
    Net investment income          5.71%             5.73%
    Total expenses +                .87%                --
    Net expenses                    .85%              .81%
Portfolio turnover                   58%               98%
Net assets, ending (in thousands)$57,359           $47,267
Number of shares outstanding,
    ending (in thousands)          3,314             2,985

(a)      Annualized
*        Total return does not reflect deduction of Class A front-end sales charge.
+        Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.
^        From October 2, 1995 inception.
++       On August 1, 1997, Class MMP changed its name and was converted to the Institutional Class, with a lower expected expense ratio. See notes to financial statements.

CALVERT GROUP AND THE YEAR 2000
PLANS AND PROGRESS

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One--Assess Systems and Software. Develop an Action Plan.
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

     o Calvert Group systems--portfolio trading, sales contact and reporting and internal management reporting
     o transfer agency systems--shareholder record-keeping and transaction processing
     o   subadvisor systems--investment accounting
     o   other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two--Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three--Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com. Calvert Tax-Free Reserves

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

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

Calvert Tax-Free Reserves

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814


Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund

         printed on
         recycled paper
         using soy-
         based inks

DECEMBER 31, 1998
ANNUAL
REPORT

CALVERT TAX-FREE
RESERVES CALIFORNIA
MONEY MARKET
PORTFOLIO

CONTENTS

President's Letter
1

Portfolio
Manager Remarks
2

Report of Independent
Accountants
4

Statement of
Net Assets
5

Statement
of Operations
8

Statements of
Changes in Net Assets
9

Notes to
Financial Statements
10

Financial Highlights
12

Year 2000 Update
13

[picture of Barbara Krumsiek, no caption]

Dear Shareholders:
Investors' risk tolerance was tested in 1998. Global financial turmoil contributed to a high level of market volatility. By the end of the third quarter, most equity investors were looking at negative results for the year-to-date. The fourth quarter brought fast relief, however, with stock market indices bouncing back to provide investors with a fourth consecutive year of double digit gains. Price appreciation was an integral component of bond returns, as yields generally declined throughout the year.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term U.S. Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the year ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO

January 19, 1999

[picture of Tom Dailey]
Tom Dailey is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves California Money Market Portfolio seeks to earn the highest level of interest income exempt from federal and California state income taxes as is consistent with prudent investment management, preservation of capital and the quality and maturity characteristics of the Portfolio.

Fund
Information

asset allocation
California tax-exempt
money market

NASDAQ symbol
CTCXX

CUSIP number
131620-50-2

How would you describe market conditions in 1998?

The domestic economy continued to hum along, led by strong consumer spending. Other factors contributing to this remarkable expansion included low interest rates, low unemployment and continued subdued inflation.

The ripple effects from the Asian financial crisis have adversely affected markets worldwide. These events created a flight to quality into the U.S. Treasury market, driving yields to their lowest levels since the 1960's.

The Federal Reserve's last move to hike rates and slow the pace of economic growth was in March 1997, when they increased their target for the federal funds rate, a key overnight bank lending rate, by one quarter of a percent. Through September 1998, the Fed maintained a neutral monetary policy on the assumption the Asian crisis would act as a sufficient drag on the U.S. economy. But late in the third quarter, the possibility of a global economic meltdown and liquidity crisis prompted the Fed to quickly lower this key rate. Between September and November, the Fed made three separate one quarter percent reductions, bringing the federal funds rate from 5.50% to 4.75%.

These actions helped to calm turbulent markets and signaled the Fed would not allow the U.S. economy to falter. Global economic problems are far from over, however. Japan remains mired in a depression, and it is not clear whether Southeast Asia will rebound anytime soon. Moreover, several of the United States' prominent trading partners--Canada, Brazil and Mexico--are all experiencing economic woes.

How did the Portfolio perform?

The Calvert Tax-Free Reserves California Money Market Portfolio's return for the year ending December 31, 1998 was 3.19%. This was above the 2.72% return for the average California-specific, tax-exempt money market fund tracked by Lipper.

What was your strategy?

The very high level of market volatility caused many investors to seek the safe haven of money market securities. Anticipating the overall increase in demand and the corresponding decline in yields, we took steps to lengthen the Portfolio's average maturity whenever technical factors supported a short-term spike in rates. Supply and demand conditions have an enormous impact on rates in the tax-free money market.

Our first opportunity to exploit seasonal supply and demand conditions came in April, when tax season outflows cause supply to outstrip demand. This puts upward pressure on rates. We kept the Portfolio very liquid going into this season so we would be well positioned to meet investor redemptions and reinvest in longer term securities at lower prices.

The second opportunity came during June and July, when municipalities flood the market with new issues of one-year notes. In 1998, however, the supply of new note issuance was reduced by two factors. First, municipalities have seen tax revenues rise and, therefore, do not need to issue as much debt. Second, a significant portion of these notes were converted into even shorter term debt known as variable rate demand notes. California notes comprised a large amount of these converted securities. We acted quickly to buy one-year securities before rates dropped below attractive levels.

What is your outlook?

We expect global financial markets to remain volatile in 1999. Even though the Fed appears to be on hold at the moment, they remain vigilant in assessing economic and market events. Rates could trend lower still. Also, the demand for California securities has continually been greater than the available supply, a condition that keeps downward pressure on yields. We do not anticipate this will change anytime soon. Thus, we will continue to look for opportunities to maintain a slightly longer average maturity while remaining very liquid in order to react quickly to changing market conditions.

Of course, we'll continue to monitor the strength of the economy and inflation and will be ready to take a more conservative stance if necessary.

January 19, 1999

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio
statistics

weighted
average maturity
12.31.98            60 days
12.31.97            46 days

credit quality
distribution

as of 12.31.98

First Tier              97%
Second Tier              3%

All securities in Calvert Group money market funds are eligible securities under rule 2a-7 of the Investment Company Act of 1940. First Tier Securities are eligible securities rated in the highest rating category for short-term debt obligations by at least two of the Nationally Recognized Statistical Ratings Organizations. Second Tier Securities are eligible securities not in the First Tier.

COMPARATIVE MONTH-END YIELDS

                                      IBC's State
                       CTFR        Specific SB&GP
                 California        Tax-Free Money
               Money Market       Market Averages
12.31.98              2.78%                 2.61%
11.30.98              2.93%                 2.55%
10.31.98              2.98%                 2.63%
9.30.98               3.14%                 2.78%
8.31.98               3.02%                 2.62%
7.31.98               3.05%                 2.72%
6.30.98               3.29%                 2.92%

average annual
total return

as of 12.31.98
1 year                3.19%
5 year                3.21%
inception             3.62%
(10.16.89)

Total returns assume reinvestment of dividends. Past performance is no guarantee of future results. Sources: IBC's Money Fund Report, IBC Financial Data Inc. and Lipper Analytical Services Inc.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Calvert Tax-Free Reserves and Shareholders of California Money Market Portfolio:

In our opinion, the accompanying statement of net assets and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of California Money Market Portfolio (one of the portfolios comprising Calvert Tax-Free Reserves, hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 1999

STATEMENT OF NET ASSETS
DECEMBER 31, 1998

                                                 Principal
Municipal Obligations - 97.9%                       Amount            Value
California - 93.5%
Abn Amro California Munitops Certificates Trust VRDN:
     3.10%, 7/5/06, BPA: Abn Amro Bank$8,000,000$8,000,000
     3.85%, 8/1/24, BPA: Abn Amro Bank,
     INSUR: FGIC                                 3,000,000        3,000,000
Alameda County Tax & Revenue
     Anticipation Notes, 4.50%, 7/7/99          15,000,000       15,066,734
Buena Park Community Development Authority
     VRDN, 4.8825%, 12/28/99, GA:
     Mass Mutual Life Insurance                  6,600,000        6,600,000
California Community College Financing Authority
     VRDN, 3.95%, 9/30/99, BPA: Bank of
     New York, INSUR: FSA                       19,200,000       19,200,000
California Housing Finance Agency Revenue VRDN:
     3.98%, 8/1/10, TOA: Citibank,
     INSUR: MBIA                                 2,410,000        2,410,000
     3.88%, 8/1/14, BPA: Banco Santander,
     INSUR: MBIA                                 8,025,000        8,025,000
California Schools Cash Reserve Program Authority Revenue Notes,
     Series A, 4.50%, 7/2/99,
     INSUR: AMBAC                               37,000,000       37,185,539
California State Revenue Anticipation Notes,
     4.00%, 6/30/99                             14,500,000       14,559,301
California State VRDN, 5.00%, 8/1/15, BPA: Societe Generale,
     INSUR: FGIC                                14,400,000       14,400,000
California Statewide Community Development Authority MFH VRDN:
     3.95%, 9/30/99, BPA: Bank of New York,
     INSUR: FSA                                  3,500,000        3,500,000
     4.20%, 3/25/25, LOC: Chase Manhattan        8,000,000        8,000,000
     4.30%, 7/1/27, LOC: Banque Paribas5,070,000 5,070,000
Contra Costa County MFH Revenue VRDN, 5.25%, 10/20/28,
     LOC: Sumitomo Bank, Ltd.                    4,410,000        4,410,000
Fresno MFH VRDN, 5.50%, 5/1/15,
     LOC: Tokai Bank, Ltd.                       1,188,000        1,188,000
Inland Valley Development Agency California Tax Allocation
     VRDN, 3.75%, 3/1/27, BPA: National Westminster Bank,
     LOC: Sumitomo Trust & Banking              10,000,000       10,000,000
Irvine Ranch Water District GO VRDN, 5.00%, 5/1/09,
     LOC: Bank of America                        2,000,000        2,000,000
Irvine Ranch Water District GO VRDN, 5.00%, 10/1/09,
     LOC: Landesbank Hessen                      8,900,000       8,900,000
Local Government Finance Joint Power Authority
     COPs VRDN, 5.50%, 8/1/16,
     LOC: Fuji Bank, Ltd.                        3,200,000        3,200,000
Los Angeles Convention & Exhibition Center Authority
     Lease Revenue VRDN, 3.88%, 8/15/18, BPA: Merrill Lynch,
     INSUR: MBIA                                13,500,000       13,500,000
Los Angeles County MFH Revenue VRDN:
     3.75% 12/1/07, CONF: Federal Home
     Loan Bank                                   9,000,000        9,000,000
     5.35% 11/1/09, LOC: Industrial
     Bank of Japan                               5,000,000        5,000,000
Los Angeles County Tax & Revenue Anticipation Notes,
     4.50%, 6/30/99                             15,000,000       15,059,118
Los Angeles Transportation Community Sales Tax Revenue
     VRDN, 4.13%, 8/20/03,
      LOC: Credit Suisse, INSUR: MBIA6,000,000   6,000,000
Marin County Housing Authority MFH Revenue
     VRDN, 4.50%, 10/15/29,
     LOC: Dai-Ichi Kangyo Bank                  18,900,000       18,900,000
Midway School District COPs VRDN, 4.40%, 2/1/23,
     LOC: Union Bank of California               4,965,000        4,965,000

                                                                  Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Modesto Irrigation District Financing Authority Revenue
     VRDN, 3.88%, 10/1/15, BPA: Societe
     Generale, INSUR: MBIA                     $14,000,000      $14,000,000
Oakland Tax and Revenue Anticipation Notes,
     4.25%, 9/30/99                              9,000,000        9,078,700
     Oceanside MFH Revenue VRDN, 4.25%, 8/1/17,
     SURBD: Continental Casualty Co.             6,540,000        6,540,000
Orange County Apartment Development Revenue VRDN:
     3.90%, 11/1/08, LOC: Banque Paribas9,400,0009,400,000
     6.50%, 11/1/08, LOC: Tokai Bank Ltd.        3,400,000        3,400,000
Orange County MFH Authority VRDN, 3.50%, 5/1/22,
     LOC: Banque Paribas                         3,700,000        3,700,000
Orange County Water District COPs VRDN, 4.80%, 8/15/15,
     LOC: National Westminster Bank              4,200,000        4,200,000
Palmdale School District Project Lease VRDN:
     4.20%, 12/13/10, LOC: National
     Westminster Bank                            5,169,999        5,169,999
     4.20%, 12/13/10, LOC: National
     Westminster Bank                            5,820,000        5,820,000
Paramount MFH Authority VRDN, 4.56%, 10/1/18,
     LOC: Heller Financial                       4,250,000        4,250,000
Pitney Bowes Credit Corporation Lease TOPS Trust Certificates,
     4.23%, 10/10/01, BPA: Pitney Bowes Credit,
     INSUR: AMBAC                               14,200,000       14,200,000
Riverside County Tax Revenue Anticipation Notes,
     4.50%, 9/30/99                              6,000,000        6,065,926
Riverside MFH Revenue VRDN, 5.75%, 6/1/09,
     LOC: Tokai Bank, Ltd.                       1,000,000        1,000,000
San Bernardino COPs VRDN, 4.94%, 3/1/24,
     LOC: Bank Tokyo-Mitsubishi                  4,150,000        4,150,000
San Bernardino MFH Revenue VRDN, 4.00%, 6/1/05,
     LOC: Household Federal Savings              2,000,000        2,000,000
San Diego Area Local Government COPs Tax & Revenue
     Anticipation Notes, 4.50%, 9/30/99          4,600,000        4,647,438
San Francisco Redevelopment MFH VRDN:
     3.05%, 10/1/00, LOC: Credit Suisse8,630,000 8,630,000
     Series A, 5.00%, 12/1/05, LOC: Industrial
     Bank of Japan                               7,000,000        7,000,000
     Series B, 5.00%, 12/1/05, LOC: Industrial
     Bank of Japan                               6,700,000        6,700,000
San Marcos IDA VRDN, 4.21%, 12/1/20,
     LOC: Union Bank California                  1,620,000        1,620,000
San Marcos Redevelopment VRDN, 3.875%, 12/1/10,
     LOC: Bank of America                        1,700,000        1,700,000
Stockton Heritage Convalescent Center Project
     VRDN, 5.425%, 12/1/05, LOC:
     Tokai Bank, Ltd.                            1,165,000        1,165,000
Union City MFH Authority Revenue VRDN, 5.20%, 10/1/07,
     CONF: Den Danske Bank, LOC:
     Credit Lyonnais                             9,500,000        9,500,000
Upland Apartment Development Revenue VRDN, 3.50%, 1/1/09,
     LOC: Tokai Bank, Ltd.                       4,000,000        4,000,000
Vallejo IDA Revenue VRDN, 3.85%, 12/1/23,
     LOC: Bank Tokyo-Mitsubishi                  5,300,000        5,300,000
Victorville MFH Revenue VRDN, 4.60%, 12/1/15,
     C/LOC: Redlands S&L                         6,610,000        6,610,000
Watereuse Finance Authority Revenue VRDN, 4.05%, 5/01/28,
     BPA: Credit Suisse, INSUR: FSA             12,000,000       12,000,000

                                                                  Principal
Municipal Obligations - (Cont'd)                   Amount             Value
Other Obligations - 4.4%
 Puerto Rico Electric Power Authority GO
     VRDN, 3.95%, 7/1/22, BPA: Societe Generale,
     INSUR: MBIA                               $11,000,000      $11,000,000
 Puerto Rico Infrastructure GO
     VRDN, 3.80%, 7/1/28, BPA: Merrill Lynch,
     INSUR: AMBAC                                8,465,000        8,465,000

         TOTAL INVESTMENTS
              (Cost $428,450,755) - 97.9%                     $428,450,755
         Other assets and liabilities, net - 2.1%                 9,124,491
         Net Assets - 100%                                     $437,575,246

Net Assets Consist of:
Paid in capital applicable to 437,673,084 shares of beneficial interest,
     unlimited number of no par shares authorized              $437,673,125
Undistributed net investment income                                  17,596
Accumulated realized gain/(loss) on investments                   (115,475)

         Net Assets                                            $437,575,246

         Net Asset Value Per Share                                    $1.00


Explanation of Guarantees:
BPA: Bond-Purchase Agreement
CONF: Confirming Letter of Credit
GA: Guaranty Agreement
INSUR: Insurance
LOC: Letter of Credit
SURBD: Surety Bond
TOA: Tender Option Agreement

Abbreviations:
AMBAC: American Municipal Bond Assurance Corp.
COPs: Certificates of Participation
FGIC: Financial Guaranty Insurance Company
FSA: Financial Security Advisor
GO: General Obligation
IDA: Industrial Development Authority
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
VRDN: Variable Rate Demand Note

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                           $14,134,046

Expenses
     Investment advisory fee                     1,866,734
     Transfer agency fees and expenses             442,357
     Trustees' fees and expenses                    43,591
     Administrative fees                            30,080
     Custodian fees                                 33,118
     Registration fees                              34,619
     Reports to shareholders                        99,324
     Professional fees                              13,442
     Miscellaneous                                  20,181
         Total expenses                          2,583,446
         Reimbursement from Advisor               (84,515)
         Fees paid indirectly                     (55,239)
              Net expenses                       2,443,692

                   Net Investment Income        11,690,354

Realized Gain (Loss) on Investments
Net realized gain (loss)                            16,197

         Increase (Decrease) in Net Assets
         Resulting from Operations             $11,706,551

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                     $11,690,354      $10,583,693
     Net realized gain (loss) on securities         16,197           12,061

         Increase (Decrease) in Net Assets
         Resulting from Operations              11,706,551       10,595,754

Distributions to shareholders from
     Net investment income                    (11,679,754)     (10,603,640)

Capital share transactions
     Shares sold                               466,041,563      373,188,095
     Reinvestment of distributions              11,503,395       10,433,911
     Shares redeemed                         (360,997,804)    (408,620,397)
         Total capital share transactions                       116,547,154
(24,998,391)

Total Increase (Decrease) in Net Assets        116,573,951     (25,006,277)

Net Assets
Beginning of year                              321,001,295      346,007,572
End of year (including undistributed net investment income
     of $17,596 and $6,996, respectively)     $437,575,246     $321,001,295

Share Activity
Shares sold                                    466,041,563      373,188,095
Reinvestment of distributions                   11,503,395       10,433,911
Shares redeemed                              (360,997,804)    (408,620,397)
     Net share activity                        116,547,154     (24,998,391)

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A - Significant Accounting Policies

General: The California Money Market Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Portfolio offers shares of beneficial interest to the public with no sales charges.

Security Valuation: Securities are valued at amortized cost which approximates market.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are earned daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .50% on the first $500 million, .45% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $225,899 was payable at year end.

The Advisor voluntarily reimbursed the Fund for advisory fees, administrative fees, and other operating expenses of $84,515 for the year ended December 31, 1998.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of Money Market portfolios, Class O and Institutional Class) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $2,658 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $235,610 for the year ended December 31, 1998. Under the terms of the agreement, $20,314 was payable at year end. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity

The cost of investments owned at December 31, 1998 was substantially the same for federal income tax and financial reporting purposes. The table below presents the net capital loss carryforwards as of December 31, 1998 with expiration dates:

     Capital Loss Carryforwards           Expiration Dates
              $115,124                       12/31/03
                   351                       12/31/04

Capital loss carryforwards may be utilized to offset current and future capital gains until expiration.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E - Subsequent Event

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with Ameritas Mutual Insurance Holding Company to form Ameritas Acacia Mutual Holding Company.

FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
                                    1998              1997             1996
Net asset value, beginning         $1.00             $1.00            $1.00
Income from investment operations
     Net investment income          .031              .032             .031
Distributions from
     Net investment income        (.031)            (.032)           (.031)
Net asset value, ending            $1.00             $1.00            $1.00

Total return                       3.19%             3.28%            3.17%
Ratios to average net assets:
     Net investment income         3.13%             3.22%            3.14%
     Total expenses +               .67%              .66%             .69%
     Net expenses                   .65%              .65%             .68%
     Expenses reimbursed            .02%              .05%             .03%
Net assets, ending
     (in thousands)             $437,575          $321,001         $346,008
Number of shares outstanding,
     ending (in thousands)       437,673           321,126          346,124

                                                     Years Ended
                                              December 31,     December 31,
                                                      1995             1994
Net asset value, beginning                           $1.00            $1.00
Income from investment operations
     Net investment income                            .037             .026
Distributions from
     Net investment income                          (.037)           (.026)
Net asset value, ending                              $1.00            $1.00
Total return                                        3.78%*          2.62% *
Ratios to average net assets:
     Net investment income                           3.69%            2.55%
     Total expenses +                                 .76%                -
     Net expenses                                     .75%             .69%
Net assets, ending (in thousands)                 $300,351         $260,719
Number of shares outstanding,
     ending (in thousands)                         300,544          260,716

* Total return numbers do not reflect the Tender Option Agreement. On December 15, 1994, the Portfolio entered into a Tendered Option Agreement with the Advisor valued at $600,000 to secure payment of an "at risk" investment. On June 30, 1995, the investment paid the Portfolio in full and the Option expired unused. The expiration loss was applied against the Advisor's capital contribution of the Option.
+    Effective December 31, 1995, this ratio reflects total expenses before reduction of fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.

CALVERT GROUP AND THE YEAR 2000
PLANS AND PROGRESS

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One--Assess Systems and Software. Develop an Action Plan.
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

     Calvert Group systems--portfolio trading, sales contact and reporting and internal management reporting transfer agency systems--shareholder record-keeping and transaction processing subadvisor systems--investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two--Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three--Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.

Calvert
Tax-Free
Reserves
California
Money
Market
Portfolio


This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814


Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund


Printed on
recycled paper
using soy-
based inks

DECEMBER 31, 1998
ANNUAL
REPORT

CALVERT TAX-FREE
RESERVES VERMONT
MUNICIPAL PORTFOLIO

CONTENTS

President's Letter
2

Portfolio
Manager Remarks
3

Report of Independent
Accountants
5

Statement of
Net Assets
6

Statement of
Operations
8

Statements of
Changes in Net Assets
9

Notes to
Financial Statements
10

Financial Highlights
13

Year 2000 Update
14

[picture of Barbara Krumsiek, no caption]

Dear Shareholders:

Investors' risk tolerance was tested in 1998. Global financial turmoil contributed to a high level of market volatility. By the end of the third quarter, most equity investors were looking at negative results for the year-to-date. The fourth quarter brought fast relief, however, with stock market indices bouncing back to provide investors with a fourth consecutive year of double digit gains. Price appreciation was an integral component of bond returns, as yields generally declined throughout the year.

Among stocks, the top performers were tightly consolidated by capitalization range and industry group. Large-capitalization companies and technology plays fueled most of the advance. In the bond market, long-term U.S. Treasury securities outperformed other categories substantially.

While investors may be tempted to chase the current trend setters, that approach comes with increased risk now, given the stock market's high levels and increased volatility. We encourage investors to make decisions based on their financial objectives and tolerance for risk. At this point, it would be a good idea to reevaluate your asset allocation to be sure you are positioned at a comfortable risk level. If you think change is in order, your financial professional can suggest strategies that keep you on track to meet long-term financial objectives without exposing you to undue levels of risk.

We appreciate your investment in Calvert Group funds and look forward to providing competitive returns in the year ahead.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO.

January 19, 1999

[picture of Emmett Long]
Emmett Long is a member of the CAMCO portfolio management team.

Calvert Tax-Free Reserves Vermont Municipal Portfolio seeks to earn the highest level of interest income exempt from Vermont and federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality characteristics of the Portfolio.

Fund
Information

asset allocation
Vermont long-term
tax-exempt bonds

NASDAQ symbol
CGVTX

CUSIP number
131620-70-0

COMPARATIVE INVESTMENT PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS

                       CTFR       Lipper Other States                Lehman
          Vermont Municipal            Municipal Debt        Municipal Bond
                  Portfolio             Funds Average              Index TR
6 month               3.42%                     2.85%                 3.07%
1 year                5.67%                     5.18%                 5.84%
3 year                5.51%                     5.66%                 6.47%
5 year                5.46%                     5.19%                 6.10%

Investment performance does not reflect the deduction of any front-end sales charge. TR represents total return. Source: Lipper Analytical Services, Inc.

CALVERT TAX-FREE RESERVES VERMONT MUNICIPAL PORTFOLIO

How would you characterize the bond market over the past year?

Events abroad contributed to increased volatility here at home. Concerned for the stability of markets in Asia, Latin America and Russia, investors sought the safety of U.S. Treasury securities. All bond yields trended generally lower into the third quarter, with Treasuries benefiting from significantly greater price appreciation (Bond yields and prices move in opposite directions.)

The events overseas led to a flight to quality in the form of Treasury bonds as the equity market realized a significant retreat in the third quarter. Fearing a liquidity squeeze, the Federal Reserve cut rates three times.

How did the Fund perform?

The Vermont Fund performed well relative to its benchmark. The Fund returned 5.67% for the year. The benchmark returned 5.18%.

The Vermont Fund's duration was considerably shorter than most long-term bond funds. However, the scarcity of Vermont issues drove prices for portfolio securities to historical levels. We compensated for the lack of supply by investing in non-callable securities issued by the territories of Puerto Rico and the Virgin Islands, and these also performed very well.

What was your approach?

The scarcity of new issues makes managing the Vermont Fund a tremendous challenge. The Fund continues to grow, but the number of issues available for investment shrinks.
In 1998, we supplemented Vermont securities with debt issued by the territories because there were less than a dozen issues large enough for the Fund to participate in. Interest earned on securities issued by U.S. territories is also tax-free to Vermont residents. In 1999, we'll continue to buy Vermont securities along the yield curve and add to the portfolio with territory issues.

What should investors expect over the coming months?

The state and its instrumentalities have pared back new issuance over the last few years, as the strong economy has reduced the need for financing. This trend should not change substantially in 1999.

The economic outlook isn't totally clear. We are closely watching consumer spending and other measures that indicate American's ability to fuel the economy's growth. As exports continue to decline, our economy is largely supported by domestic spending. At this point, it appears more likely the Federal Reserve will hold rates steady or take further steps to reduce rates.

January 19, 1999

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

PORTFOLIO
STATISTICS

monthly
dividend yield
12.31.98              4.38%
12.31.97              4.78%

30 day SEC yield
12.31.98              4.12%
12.31.97              4.32%

weighted
average maturity
12.31.98           16 years
12.31.97           15 years

effective duration
12.31.98         7.29 years
12.31.97         6.30 years

credit quality
distribution

as of 12.31.98

AAA                     46%
AA                      31%
A                       13%
BBB                      8%
cash & equivalents       2%

average annual
total return

as of 12.31.98
1 year                1.71%
5 year                4.66%
inception             6.47%
(4.01.91)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns.

Three-line graph here showing growth from 4.01.91 to 12.98
CTFR Vermont Municipal Portfolio                       $16,265
Lehman Municipal Bond Fund Index TR                    $17,774
Lipper Other States Municipal Debt Funds Average       $15,981

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Calvert Tax-Free Reserves and Shareholders of Vermont Municipal Portfolio:

In our opinion, the accompanying statement of net assets and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Vermont Municipal Portfolio (one of the portfolios comprising Calvert Tax-Free Reserves, hereafter referred to as the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
February 10, 1999

STATEMENT OF NET ASSETS
DECEMBER 31, 1998

                                                 Principal
Municipal Obligations - 101.7%                      Amount            Value
Vermont - 86.1%
Burlington Electric Revenue Bonds, Series A, 6.375%, 7/1/10,
     MBIA Insured                               $3,125,000       $3,700,656
     Burlington GO Bonds, 6.50%, 5/1/02            700,000          707,420
Chittenden Solid Waste District GO Bonds, 6.60%, 1/1/12,
     Asset Guaranty Insured                      2,000,000        2,205,820
Rutland County Solid Waste GO Bonds:
     5.80%, 11/1/99                                110,000          112,419
     5.95%, 11/1/00                                110,000          114,630
     6.10%, 11/1/01                                110,000          116,756
     6.25%, 11/1/02                                110,000          118,911
     6.35%, 11/1/03                                110,000          120,942
     6.45%, 11/1/04                                110,000          122,891
     6.50%, 11/1/05                                105,000          118,830
     6.55%, 11/1/06                                100,000          114,415
     6.60%, 11/1/07                                100,000          115,816
     6.70%, 11/1/08                                100,000          117,693
     6.75%, 11/1/09                                100,000          119,326
     6.80%, 11/1/10                                100,000          120,507
     6.80%, 11/1/11                                100,000          121,202
     6.85%, 11/1/12                                100,000          121,610
University of Vermont and State Agriculture College Revenue Bonds,
     4.75%, 10/01/38, MBIA Insured               3,600,000        3,403,584
Vermont Education and Health - Central Vermont Hospital, 5.00%,
     11/15/15, AMBAC Insured                     2,000,000        2,009,320
Vermont Education and Health - Central Vermont Hospital, 7.00%,
     10/1/22, (Prerefunded)                      1,800,000        2,034,738
Vermont Education and Health - Lyndon Institute Project,
     6.60%, 12/1/14                              1,000,000        1,128,960
Vermont Education and Health - Middlebury
     College, 5.50%, 11/1/16                     3,000,000        3,138,900
Vermont Education and Health - Northeast
     Regional Hospital, 4.00%, 06/1/05, VRDN,
     LOC: First National Bank of Boston            600,000          600,000
Vermont Education and Health - Northwestern Medical Center,
     6.25%, 9/1/18                               2,000,000        2,100,020
Vermont Education and Health - Norwich University,
     5.75%, 9/1/05                                 580,000          623,488
     5.50%, 7/1/18                               1,955,000        1,976,603
Vermont Education and Health - Southwest Medical Center,
     5.625%, 10/1/25, FSA Insured                1,000,000        1,053,190
Vermont Housing Finance Authority Single Family Housing Bonds,
     Series 2, 7.20%, 11/1/11                    1,200,000        1,268,436
Vermont Municipal Bond Bank Revenue Bonds, Series 2,
     5.50%, 12/1/22, AMBAC Insured               1,000,000        1,043,610
Vermont State Colleges Revenue Bonds,
     5.125%, 7/1/18                              1,000,000          996,950

                                                                  Principal
Municipal Obligations - (Cont'd)                    Amount            Value
Vermont - (Cont'd)
Vermont State GO Bonds:
     6.50%, 2/1/01                              $1,740,000       $1,844,017
     6.50%, 2/1/07, (Prerefunded)                  500,000          538,845
     6.40%, 2/1/08                               1,000,000        1,096,840
     5.00%, 1/15/11                              3,000,000        3,148,650
     6.45%, 2/1/12                               1,950,000        2,141,646
     Series A, 6.30%, 1/15/06                    2,500,000        2,836,275
     Series C, Zero Coupon, 8/1/08                 400,000          266,816
     Series C, Zero Coupon, 8/1/09                 300,000          190,251
Vermont Student Assistance Corporation Education
     Loan Revenue Bonds, Series A-3, 6.50%,
     12/15/05, FSA Insured                       2,240,000        2,432,730

         Total Vermont Municipal Obligations
         (Cost $41,391,975)                                      44,143,713

Territories - 15.6%
Puerto Rico Commonwealth Highway Electric
     Power Authority Revenue Bonds, 5.25%,
     7/1/13, MBIA Insured                        2,000,000        2,103,040
Puerto Rico Commonwealth Highway Electric
     Power Authority VRDN, 3.95%,
     7/1/13, BPA: Societe Generale                 400,000          400,000
Puerto Rico Commonwealth Highway Transportation
     Authority Revenue Bonds, 6.25%, 7/1/14,
     LOC: FSA Insured                            1,000,000        1,185,750
Puerto Rico Commonwealth Highway Transportation
     Authority Revenue Bonds, 4.75%, 7/1/38      3,000,000        2,841,750
Puerto Rico Commonwealth Infrastructure Financing
     Authority Revenue Bonds, Series A, 5.00%,
     7/1/21, AMBAC Insured                       1,500,000        1,491,974

         Total Territories Municipal Obligations
         (Cost $7,904,346)                                        8,022,514

              TOTAL INVESTMENTS
              (Cost $49,296,321) - 101.7%                        52,166,227
              Other assets in excess of liabilities,
              net - (1.7%)                                        (873,830)
              Net Assets - 100%                                 $51,292,397

Net Assets Consist of:
Paid-in capital applicable to 3,150,493 Class A shares
     of beneficial interest, unlimited number of no
     par shares authorized:                                     $48,274,828
Undistributed net investment income                                 147,663
Net unrealized appreciation (depreciation) on investments         2,869,906

              Net Assets                                        $51,292,397

              Net Asset Value Per Share                              $16.28

Abbreviations:
AMBAC: AMBAC Indemnity Corporation
FSA: Financial Security Assurance
GO: General Obligation
MBIA: MBIA Insurance Corporation

Explanation of Guarantees:
BPA: Bond-Purchase Agreement
LOC: Letter of Credit
VRDN: Variable Rate Demand Notes

See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

Net Investment Income
Investment Income
     Interest income                                             $2,780,008

Expenses
     Investment advisory fee                                        305,695
     Transfer agency fees and expenses                               30,245
     Trustees' fees and expenses                                      5,889
     Administrative fees                                              4,127
     Custodian fees                                                  13,649
     Registration fees                                                5,141
     Reports to shareholders                                         10,582
     Professional fees                                                1,846
     Miscellaneous                                                    4,808
         Total expenses                                             381,982
         Fees paid indirectly                                      (13,631)
              Net expenses                                          368,351

                  Net Investment Income                           2,411,657

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on securities                              786,239
Net realized gain (loss) on futures                                (89,075)
                                                                    697,164

Change in unrealized appreciation or depreciation                 (258,557)

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                             438,607

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                      $2,850,264

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                              December 31,     December 31,
Increase (Decrease) in Net Assets                     1998             1997
Operations
     Net investment income                      $2,411,657       $2,519,418
     Net realized gain (loss)                      697,164          108,335
     Change in unrealized appreciation
     or depreciation                             (258,557)          680,995

         Increase (Decrease) in Net Assets
         Resulting From Operations               2,850,264        3,308,748

Distributions to shareholders from
     Net investment income                     (2,385,302)      (2,498,801)
     Net realized gain                           (953,229)        (433,259)
         Total distributions                   (3,338,531)        2,932,060

Capital share transactions
     Shares sold                                 6,525,371        6,041,427
     Reinvestment of distributions               1,874,083        1,536,702
     Shares redeemed                           (6,812,642)      (7,535,048)
         Total capital share transactions        1,586,812           43,081

Total Increase (Decrease) in Net Assets          1,098,545          419,769

Net Assets
Beginning of year                               50,193,852       49,774,083
End of year (including undistributed net investment income of
     $147,663 and $181,139, respectively)      $51,292,397      $50,193,852

Capital Share Activity
Shares sold                                        397,896          374,036
Reinvestment of distributions                      114,634           95,114
Shares redeemed                                  (415,155)        (465,394)
     Total capital share activity                   97,375            3,756

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A -- Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The operations of each series are accounted for separately. Shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities (including options) listed or traded on a national securities exchange are valued at the last reported sale price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .60% of the Portfolio's average daily net assets. Under the terms of the agreement, $31,618 was payable at year end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of Money Market portfolios, Class O and Institutional Class) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $315 was payable at year end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $28,472 as its portion of commissions charged on sales of the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5,276 for the year ended December 31, 1998. Under the terms of the agreement, $621 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term, were $18,068,702 and $15,799,285, respectively.

The cost of investments owned at December 31, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,869,906, of which $2,894,133 related to appreciated securities and $24,227 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus
 .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at December 31, 1998.

Note E -- Subsequent Event

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Holding Corporation. ("Acacia Mutual"). Effective January 1, 1999, Acacia Mutual merged with Ameritas Mutual Insurance Holding Company to form Ameritas Acacia Mutual Holding Company.

Tax Information (Unaudited)
The fund designates $922,190 as capital gain dividends paid during fiscal year ended December 31, 1998.

FINANCIAL HIGHLIGHTS

                                             Years Ended
                            December 31,      December 31,     December 31,
Class A Shares                      1998              1997             1996
Net asset value, beginning        $16.45            $16.33           $16.62
Income from investment operations
     Net investment income           .78               .82              .88
     Net realized and unrealized
       gain (loss)                   .13               .26            (.25)
         Total from investment
           operations                .91              1.08              .63
Distributions from
     Net investment income         (.77)             (.82)            (.85)
     Net realized gains            (.31)             (.14)            (.07)
         Total distributions      (1.08)             (.96)            (.92)
Total increase (decrease) in
     net asset value               (.17)               .12            (.29)
Net asset value, ending           $16.28            $16.45           $16.33

Total return *                     5.67%             6.90%            3.98%
Ratios to average net assets:
     Net investment income         4.73%             5.11%            5.27%
     Total expenses +               .75%              .76%             .77%
     Net expenses                   .72%              .73%             .73%
Portfolio turnover                   32%               14%              24%
Net assets, ending
     (in thousands)              $51,292           $50,194          $49,774
Number of shares outstanding,
     ending (in thousands)         3,150             3,052            3,048

                                                      Years Ended
                                              December 31,     December 31,
Class A Shares                                        1995             1994
Net asset value, beginning                          $15.34           $16.66
Income from investment operations
     Net investment income                             .87              .87
     Net realized and unrealized gain (loss)          1.35           (1.35)
         Total from investment operations             2.22            (.48)
Distributions from
     Net investment income                           (.85)            (.84)
     Net realized gains                              (.09)               --
         Total distributions                         (.94)            (.84)
Total increase (decrease) in net asset value          1.28           (1.32)
Net asset value, ending                             $16.62           $15.34

Total return *                                      14.86%          (2.88%)
Ratios to average net assets:
     Net investment income                           5.35%            5.47%
     Total expenses +                                 .76%               --
     Net expenses                                     .75%             .73%
Portfolio turnover                                     12%              11%
Net assets, ending (in thousands)                  $60,203          $64,215
Number of shares outstanding,
     ending (in thousands)                           3,621            4,185

*        Total return does not reflect deduction of Class A front-end sales charge.
+        Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses. Total expenses are presented net of expense waivers and reimbursements.

CALVERT GROUP AND THE YEAR 2000
PLANS AND PROGRESS

We are now less than a year away from the year 2000, a problematic date for computer systems coded for two-character year format. Entered as "00," the year 2000 would be processed as 1900, a mistake that could foul a variety of date-sensitive transactions.

As your mutual fund sponsor, our goal is make sure there is no interruption in the level of service you receive. In the summary below, we've outlined the steps Calvert Group is taking to ensure our systems perform reliably.

Step One--Assess Systems and Software. Develop an Action Plan.
In 1997, we identified all systems, operating platforms and software potentially affected by the millennium bug. These included:

         Calvert Group systems--portfolio trading, sales contact and reporting and internal management reporting transfer agency systems--shareholder record-keeping and transaction processing subadvisor systems--investment accounting other third-party data and service systems.

We also formed a Y2K task force, led by Calvert's vice president of technology. This group has identified and prioritized our efforts to achieve year 2000 compliance.

Step Two--Test for Compliance. Repair Systems as Necessary.
Internal systems have been tested. We've made repairs and moved modified code into production. These systems are now fully compliant. Transfer agency systems were re-engineered for compliance in 1989. Recent tests indicate these are, in fact, compliant. The readiness of third-party systems, including subadvisor systems, has been evaluated. Based on information received from these groups, we have found no significant obstacles to compliance.

Step Three--Confirm Compliance. Finalize Contingency Plan.
Testing of transfer agency systems will continue through 1999 to ensure these remain compliant and continue to interact correctly with external systems and processes. The transfer agency has established a back-up site, should main systems fail, and compliance testing of these contingency measures are also underway. We are developing contingency plans to ensure that any unforeseen systems failures will not adversely affect our operations or inconvenience our shareholders.

For more information or to get an update on remediation and testing efforts, please visit us online at www.calvertgroup.com.

Calvert
Tax-Free
Reserves
Vermont Municipal
Portfolio


This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814


Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Balanced Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund


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